SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           RenaissanceRe Holdings Ltd.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           RenaissanceRe Holdings Ltd.
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            ____________________

      2)    Aggregate number of securities to which transaction applies:

            ____________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction: _______________

      5)    Total fee paid: _____________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid: ___________
      2)    Form, Schedule or Registration Statement No: _____________
      3)    Filing Party: ___________
      4)    Date Filed: ____________

   Notice of Annual General Meeting of Shareholders to be Held on May 5, 1998

To the Shareholders of RenaissanceRe Holdings Ltd.:

      Notice is hereby given that the Annual General Meeting of Shareholders (the "Annual Meeting") of RenaissanceRe Holdings Ltd. (the "Company") will be held at Renaissance House, 8-12 East Broadway, Pembroke, Bermuda on May 5, 1998 at 10:00 a.m., Atlantic daylight savings time, for the following purposes:

      1. To elect eleven directors of the Company to serve: (i) if Proposal 2 below is adopted at the Annual Meeting, for the terms indicated and until their successors are duly elected and qualified, as follows:
            (x) four of the eleven directors to serve until the Company's 1999 annual general meeting of shareholders; (y) three of the eleven directors to serve until the Company's 2000 annual general meeting of shareholders; and (z) four of the eleven directors to serve until the Company's 2001 annual general meeting of shareholders; or (ii) if Proposal 2 below is not adopted at the Annual Meeting, until the Company's 1999 annual general meeting of shareholders or until their successors shall be elected and qualified.

      2. To amend the Company's Bye-Laws to provide for a classified Board of Directors.

      3. To amend the Company's Bye-Laws to provide that Directors may be removed only for cause upon the affirmative vote of the holders of not less than 66-2/3% of the voting rights attached to all issued and outstanding capital shares of the Company entitled to vote thereon.

      4. To amend the Company's Bye-Laws to fix the size of the Board at eleven directors and to authorize the Board, at its discretion, to expand the size of the Board to twelve directors and to fill any additional position so created.

      5. To amend the Company's Bye-Laws to provide that shareholders of record may nominate persons for election as director at an annual or special general meeting of shareholders only if prior written notice signed by no less than 20 shareholders holding in the aggregate not less than 10% of the outstanding paid up share capital of the Company stating such shareholders' intent to make such nomination has been given to the Secretary of the Company: (a) in the case of an annual general meeting, not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual general meeting of shareholders; and (b) in the case of a special general meeting called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special general meeting was mailed or public disclosure of the date of the special general meeting was made, whichever first occurs.

      6. To amend the Company's Bye-Laws to provide that business may be properly introduced by the shareholders at an annual general meeting where such business is not brought by or at the direction of the Board, in addition to any other applicable requirements, only if written notice thereof containing certain prescribed information concerning such proposal is deposited with the Secretary of the Company by shareholders representing at least one-twentieth of the Company's outstanding voting rights or constituting not less than 100 persons at least six weeks prior to the date of the annual general meeting.

      7. To amend the Company's Bye-Laws to provide that not less than 60 nor more than 90 days notice shall be given of a special general meeting properly requisitioned by shareholders holding at least 10% of the outstanding paid up share capital of the Company.

      8. To amend the Company's Bye-Laws to prohibit holders of the Company's capital shares, other than certain exempted persons, from obtaining or exercising more than 9.9% of the voting rights attached to all issued and outstanding capital shares of the Company.

      9. To amend the Company's Bye-Laws to require the affirmative vote of at least 66-2/3% of the outstanding voting rights attached to all issued and outstanding capital shares of the Company entitled to vote thereon to amend, repeal or adopt any provision inconsistent with any of Proposals 2, 3, 4, 5, 6, 7 or 8 or the amendment contemplated by this Proposal.

      10. To amend the Company's Memorandum of Association to increase the Company's authorized capital to an aggregate of 325,000,000 shares, consisting of 225,000,000 Common Shares and 100,000,000 Preference Shares, in order to facilitate the potential adoption by the Board in the future of a shareholder rights plan.

      11. To consider, and if thought fit, approve an amendment to the RenaissanceRe Holdings Ltd. Amended and Restated Non-Employee Directors Stock Plan (the "Directors Plan") which would (i) increase the number of authorized shares available for issuance thereunder from 100,000 Common Shares to 200,000 Common Shares, and (ii) provide that any shares which are tendered to or withheld by the Company under the Directors Plan in connection with the exercise of options granted thereunder or the payment of related withholding taxes shall again become available for grant thereunder.

      12. To appoint independent auditors of the Company for the 1998 fiscal year to serve until the Company's 1999 annual general meeting of shareholders and to refer to the Board the determination of the auditors' remuneration.

      13. In accordance with the Company's Bye-Laws, to vote on a proposal to be considered by the Company, as the holder of all outstanding capital shares of Renaissance Reinsurance Ltd. ("Reinsurance"), to elect eleven directors of Reinsurance to serve: (i) if Proposal 14 below is adopted at the Annual Meeting, for the terms indicated and until their successors are duly elected and qualified, as follows:
            (x) four of the eleven directors to serve until the Reinsurance 1999 annual general meeting of shareholders; (y) three of the eleven directors to serve until the Reinsurance 2000 annual general meeting of shareholders; and (z) four of the eleven directors to serve until the Reinsurance 2001 annual general meeting of shareholders; or (ii) if Proposal 14 below is not adopted at the Annual Meeting, until the Reinsurance 1999 annual general meeting of shareholders or until their successors shall be elected and qualified.

      14. In accordance with the Company's Bye-Laws, to vote on a proposal to be considered by the Company, as the holder of all outstanding capital shares of Reinsurance, to amend the Reinsurance Bye-Laws to provide for a classified board of directors of Reinsurance (the "Reinsurance Board").

      15. In accordance with the Company's Bye-Laws, to vote on a proposal to be considered by the Company, as the holder of all outstanding capital shares of Reinsurance, to amend the Reinsurance Bye-Laws to fix the size of the Reinsurance Board at eleven directors and to authorize the Reinsurance Board, at its discretion, to expand its size to twelve directors and to fill any additional position so created.

      16. In accordance with the Company's Bye-Laws, to vote on a proposal to be considered by the Company, as the holder of all outstanding capital shares of Reinsurance, to appoint independent auditors of Reinsurance for the 1998 fiscal year to serve until the 1999 annual general meeting of shareholders of Reinsurance and to refer to the Reinsurance Board the determination of the auditors' remuneration.

      17. In accordance with the Company's Bye-Laws, to vote on a proposal to amend the Memorandum of Association of Reinsurance to increase the minimum issued and fully paid share capital of Reinsurance to $1 million.

      At the Annual Meeting, shareholders will also receive the report of the Company's independent auditors and the financial statements of the Company for the year ended December 31, 1997, and may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

      All shareholders of record at the close of business on February 20, 1998 are entitled to notice of, and to vote at, the Annual Meeting.

      To ensure that your shares are represented at the Annual Meeting, you are urged to complete, sign, date and return the accompanying proxy card promptly in the enclosed postage paid envelope. Please sign the accompanying proxy card exactly as your name appears on your share certificate(s). You may revoke your proxy at any time before it is voted at the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person.

                                  By order of the Board of Directors,

                                  /s/ James N. Stanard
                                  --------------------
                                  James N. Stanard
                                  Chairman of the Board

March 23, 1998

                           RENAISSANCERE HOLDINGS LTD.
                                Renaissance House
                               8-12 East Broadway
                             Pembroke HM 19 Bermuda

                        ---------------------------------

                     ANNUAL GENERAL MEETING OF SHAREHOLDERS

                                   May 5, 1998

                        ---------------------------------

                               GENERAL INFORMATION


      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of RenaissanceRe Holdings Ltd. (the "Company") to be voted at the Annual General Meeting of Shareholders to be held at Renaissance House, 8-12 East Broadway, Pembroke, Bermuda on May 5, 1998 at 10:00 a.m., Atlantic daylight savings time, or any postponement or adjournment thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are being first mailed to shareholders on or about March 24, 1998.


      As of February 20, 1998, the record date for the determination of persons entitled to receive notice of, and to vote at, the Annual Meeting, there were issued and outstanding: (i) 22,440,901 shares of the Company's common shares, par value $1.00 per share (the "Full Voting Common Shares"); (ii) 2,448,504 shares of the Company's Diluted Voting Class I Common Shares, par value $1.00 per share (the "DVI Shares"); and (iii) 318,213 shares of the Company's Diluted Voting Class II Common Shares, par value $1.00 per share (the "DVII Shares" and together with the DVI Shares, the "Diluted Voting Shares"). The Full Voting Common Shares and the Diluted Voting Shares are referred to herein collectively as the "Common Shares." The Common Shares are the Company's only class of equity securities outstanding and entitled to vote at the Annual Meeting.

      Holders of Full Voting Common Shares are entitled to one vote on each matter to be voted upon by the shareholders at the Annual Meeting for each share held. Holders of DVI Shares are entitled to a fixed voting interest in the Company of up to 9.9% of all outstanding voting rights attached to the Common Shares, inclusive of the percentage interest in the Company represented by Controlled Common Shares (as defined below), but in no event greater than one vote for each share held. Holders of DVII Shares are entitled to one-third of a vote for each share held; provided, that in no event shall a holder of DVII Shares have greater than 9.9% of all outstanding voting rights attached to the Common Shares, inclusive of the percentage interest in the Company represented by Controlled Common Shares. With respect to any holder of DVI Shares or DVII Shares, "Controlled Common Shares" means Common Shares owned directly, indirectly or constructively by such holder within the meaning of Section 958 of the Internal Revenue Code of 1986, as amended (the "Code"), and applicable rules and regulations thereunder.


      The presence, in person or by proxy, of holders of more than 50% of the Common Shares outstanding and entitled to vote on each of the respective matters to be considered at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Holders of Full Voting Common Shares and Diluted Voting Shares shall vote together as a single class on all matters presented for a vote by the shareholders at the Annual Meeting.

      At the Annual Meeting, shareholders will be asked to take the following actions:

      1. To elect eleven directors of the Company to serve: (i) if Proposal 2 discussed below is adopted at the Annual Meeting, for the terms indicated and until their successors are duly elected and qualified, as follows: (x) four of the eleven directors to serve until the Company's 1999 annual general meeting of shareholders (the "Class I Directors"); (y) three of the eleven directors to serve until the Company's 2000 annual general meeting of shareholders (the "Class II Directors"); and (z) four of the eleven directors to serve until the Company's 2001 annual general meeting of shareholders (the "Class III Directors"); or (ii) if Proposal 2 discussed below is not adopted, until the Company's 1999 annual general meeting of shareholders or until their successors shall be elected and qualified (the "Company Board Nominees Proposal").

      2. To amend the Company's Bye-Laws to provide for a classified Board of Directors (the "Company Classified Board Proposal").

      3. To amend the Company's Bye-Laws to provide that Directors may be removed only for cause upon the affirmative vote of the holders of not less than 66-2/3% of the voting rights attached to all issued and outstanding capital shares of the Company entitled to vote thereon (the "Director Removal Proposal").

      4. To amend the Company's Bye-Laws to fix the size of the Board at eleven directors and to authorize the Board, at its discretion, to expand the size of the Board to twelve directors and to fill any additional position so created (the "Company Board Size Proposal").

      5. To amend the Company's Bye-Laws to provide that shareholders of record may nominate persons for election as director at an annual or special general meeting of shareholders only if prior written notice signed by no less than 20 shareholders holding in the aggregate not less than 10% of the outstanding paid up share capital of the Company stating such shareholders' intent to make such nomination has been given to the Secretary of the Company: (a) in the case of an annual general meeting, not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual general meeting of shareholders; and (b) in the case of a special general meeting called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special general meeting was mailed or public disclosure of the date of the special general meeting was made, whichever first occurs (the "Nomination Proposal").

      6. To amend the Company's Bye-Laws to provide that business may be properly introduced by the shareholders at an annual general meeting where such business is not brought by or at the direction of the Board, in addition to any other applicable requirements, only if written notice thereof containing certain prescribed information concerning such proposal is deposited with the Secretary of the Company by shareholders representing at least one-twentieth of the Company's outstanding voting rights or constituting not less than 100 persons at least six weeks prior to the date of the annual general meeting (the "Shareholder Notice Proposal").

      7. To amend the Company's Bye-Laws to provide that not less than 60 nor more than 90 days notice shall be given of a special general meeting properly requisitioned by shareholders holding at least 10% of the outstanding paid up share capital of the Company (the "Special Meeting Proposal").

      8. To amend the Company's Bye-Laws to prohibit holders of the Company's capital shares, other than certain exempted persons, from obtaining or exercising more than 9.9% of the voting rights attached to all issued and outstanding capital shares of the Company (the "Excess Shares Proposal").

      9. To amend the Company's Bye-laws to require the affirmative vote of at least 66-2/3% of the outstanding voting rights attached to all issued and outstanding capital shares of the Company entitled to vote thereon to amend, repeal or adopt any provision inconsistent with the Company Classified Board Proposal, the Director Removal Proposal, the Company Board Size Proposal, the Nomination Proposal, the Shareholder Notice Proposal, the Special Meeting Proposal, the Excess Shares Proposal or the amendment contemplated by this Proposal (the "Super-Majority Amendment Proposal").

      10. To amend the Company's Memorandum of Association to increase the Company's authorized capital to an aggregate of 325,000,000 shares, consisting of 225,000,000 Common Shares and 100,000,000 Preference Shares, in order to facilitate the potential adoption by the Board in the future of a shareholder rights plan (the "Company Capital Proposal").

      11. To approve an amendment to the RenaissanceRe Holdings Ltd. Amended and Restated Non-Employee Directors Stock Plan (the "Directors Plan") which would (i) increase the number of authorized shares available for issuance thereunder from 100,000 Common Shares to 200,000 Common Shares, and (ii) to provide that any shares which are tendered to or withheld by the Company under the Directors Plan in connection with the exercise of options granted thereunder or the payment of related withholding taxes shall again become available for grant thereunder (the "Directors Plan Proposal").

      12. To appoint the firm of Ernst & Young, independent auditors, to serve as the Company's independent auditors for the 1998 fiscal year until the Company's 1999 annual general meeting of shareholders, and to refer the determination of the auditors' remuneration to the Board (collectively, the "Company Auditors Proposal").

      13. In accordance with the Company's Bye-Laws, to vote on a proposal to be considered by the Company, as the holder of all outstanding capital shares of Renaissance Reinsurance Ltd. ("Reinsurance"), to elect eleven directors of Reinsurance to serve: (i) if Proposal 14 below is adopted at the Annual Meeting, for the terms indicated and until their successors are duly elected, as follows: (x) four of the eleven directors to serve until the Reinsurance 1999 annual general meeting of shareholders; (y) three of the eleven directors to serve until the Reinsurance 2000 annual general meeting of shareholders; and (z) four of the eleven directors to serve until the Reinsurance 2001 annual general meeting of shareholders; or (ii) if Proposal 14 below is not adopted at the Annual Meeting, until the Reinsurance 1999 annual general meeting of shareholders or until their successors shall be elected and qualified (the "Reinsurance Board Nominees Proposal").

      14. In accordance with the Company's Bye-Laws, to vote on a proposal to be considered by the Company, as the holder of all outstanding capital shares of Reinsurance, to amend the Reinsurance Bye-Laws to provide for a classified board of directors of Reinsurance (the "Reinsurance Board") (the "Reinsurance Classified Board Proposal").

      15. In accordance with the Company's Bye-Laws, to vote on a proposal to be considered by the Company, as the holder of all outstanding capital shares of Reinsurance, to amend the Reinsurance Bye-Laws to fix the size of the Reinsurance Board at eleven directors and to authorize the Reinsurance Board, at its discretion, to expand its size to twelve directors and to fill any additional position so created (the "Reinsurance Board Size Proposal"). Proposals 2 through 10 and Proposals 14 and 15 are collectively referred to herein as the "Charter Amendment Proposals".

      16. In accordance with the Company's Bye-Laws, to vote on a proposal to be considered by the Company, as the holder of all outstanding capital shares of Reinsurance, to appoint Ernst & Young as independent auditors of Reinsurance for the 1998 fiscal year to serve until the 1999 annual general meeting of shareholders of Reinsurance and to refer to the Reinsurance Board the determination of the auditors' remuneration (collectively, the "Reinsurance Auditors Proposal").

      17. In accordance with the Company's Bye-Laws, to vote on a proposal to be considered by the Company, as the holder of all outstanding capital shares of Reinsurance, to amend the Memorandum of Association of Reinsurance to increase the minimum issued and fully paid share capital of Reinsurance to $1 million (the "Reinsurance Share Capital Proposal").

      At the Annual Meeting, shareholders will also receive the report of the Company's independent auditors and the financial statements of the Company for the year ended December 31, 1997, and may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

      All of the above Proposals will be decided by the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting, and entitled to vote thereon. A hand vote will be taken unless a poll is requested pursuant to the Bye-Laws. Warburg, Pincus Investors, L.P. ("Warburg"), GE Investment Private Placement Partners I-Insurance, Limited Partnership ("GE Insurance"), PT Investments, Inc. ("PT Investments"), United States Fidelity and Guaranty Company ("USF&G") and the Company's directors and executive officers intend to vote their shares, representing in the aggregate approximately 45% of the outstanding voting rights attached to the Common Shares, in favor of each of the Proposals to be acted on at the Annual Meeting. THEREFORE, THE COMPANY BELIEVES THAT APPROVAL OF EACH PROPOSAL DESCRIBED HEREIN IS ASSURED.

      Following the Annual Meeting, Reinsurance will hold its annual general meeting of shareholders, at which meeting the Company, in accordance with the Company's Bye-Laws, will vote all of the outstanding shares of Reinsurance (all of which the Company owns) in accordance with and proportional to the vote of the shareholders at the Annual Meeting on the Reinsurance Board Nominees Proposal, the Reinsurance Classified Board Proposal, the Reinsurance Board Size Proposal, the Reinsurance Auditors Proposal and the Reinsurance Share Capital Proposal.

                           SOLICITATION AND REVOCATION

      PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD. Such persons designated as proxies are officers of the Company. Any shareholder desiring to appoint another person to represent him or her at the Annual Meeting may do so either by inserting such person's name in the blank space provided on the accompanying form of proxy, or by completing another form of proxy and, in either case, delivering an executed proxy to the Secretary of the Company at the address indicated above, before the time of the Annual Meeting. It is the responsibility of the shareholder appointing such other person to represent him or her to inform such person of this appointment.


      All Common Shares represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted FOR each of the Proposals described herein and set forth on the accompanying form of proxy, and in accordance with the proxyholder's best judgment as to any other business as may properly come before the Annual Meeting. If a shareholder appoints a person other than the persons named in the enclosed form of proxy to represent him or her, such person will vote the shares in respect of which he or she is appointed proxyholder in accordance with the directions of the shareholder appointing him or her. Member brokerage firms of The New York Stock Exchange, Inc. (the "NYSE") that hold shares in record name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for shareholder action, vote in their discretion upon Proposals 1, 4, 10, 11, 12, 13, 15, 16 and 17. NYSE member brokerage firms that do not receive instructions from their clients as to Proposals 2, 3, 5, 6, 7, 8, 9 and 14 will not have discretion to vote on these proposals. Such "broker non-votes" and abstentions will not be counted as shares present in connection with proposals with respect to which they are not voted. Any shareholder who executes a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a shareholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

      The Company will bear the cost of solicitation of proxies. The Company has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies for a fee of $4,000, plus the reimbursement of certain expenses. Further solicitation may be made by directors, officers and employees of the Company personally, by telephone or otherwise, but such persons will not be specifically compensated for such services. The Company also intends to make, through bankers, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Shares. Upon request, the Company will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of Common Shares which such persons hold of record.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

      The table below sets forth the names, ages and titles of the persons who were directors of the Company and executive officers of the Company as of March 16, 1998.

      Name                      Age  Position
--------------------------------------------------------------------------------

James N. Stanard.............   49   Chairman of the Board, President and
                                     Chief Executive Officer
Keith S. Hynes...............   45   Executive Vice President of the Company,
                                     President and Chief Executive Officer
                                     of Glencoe Insurance Limited
William I. Riker.............   38   Executive Vice President of the Company and
                                     President and Chief Operating Officer of
                                     Renaissance Reinsurance Ltd.
John M. Lummis...............   40   Senior Vice President and Chief
                                     Financial Officer
David A. Eklund..............   38   Executive Vice President of
                                     Renaissance Reinsurance Ltd.
Arthur S. Bahr...............   66   Director
Thomas A. Cooper.............   61   Director
Edmund B. Greene.............   59   Director
Dan L. Hale..................   53   Director
Gerald L. Igou...............   63   Director
Kewsong Lee..................   32   Director
Howard H. Newman.............   50   Director
Scott E. Pardee..............   61   Director
John C. Sweeney..............   53   Director
David A. Tanner..............   39   Director


      James N. Stanard has served as Chairman of the Board, President and Chief Executive Officer since the Company's formation in June 1993. From 1991 through June 1993, Mr. Stanard served as Executive Vice President of United States Fidelity & Guaranty Company ("USF&G") and was a member of a three-person Office of the President. As Executive Vice President of USF&G, he was responsible for USF&G's underwriting, claims and ceded reinsurance. From October 1983 to 1991, Mr. Stanard was an Executive Vice President of F&G Re, Inc., USF&G's start-up reinsurance subsidiary ("F&G Re"). Mr. Stanard was one of two senior officers primarily responsible for the formation of F&G Re, where he was responsible for underwriting, pricing and marketing activities of F&G Re during its first seven years of operations. As Executive Vice President of F&G Re, Mr. Stanard was personally involved in the design of pricing procedures, contract terms and analytical underwriting tools for all types of treaty reinsurance, including both U.S. and international property catastrophe reinsurance.

      Keith S. Hynes has served as Executive Vice President of the Company since December 1997 and as President and Chief Executive Officer of Glencoe Insurance Limited, the Company's majority owned subsidiary, since September 1997. Prior thereto, Mr. Hynes served as Senior Vice President and Chief Financial Officer of the Company since June 1994. Mr. Hynes was employed by Hartford Steam Boiler Inspection & Insurance Co. ("Hartford Steam") from January 1983 to January 1994. From April 1992 to January 1994, he served as Hartford Steam's Senior Vice President and Chief Financial Officer. From November 1986 to April 1992, Mr. Hynes worked in Hartford Steam's Underwriting Department, advancing to Senior Vice President and Chief Underwriting Officer, where he managed Hartford Steam's underwriting and ceded reinsurance activities, from

April 1990 to April 1992. From January 1983 to November 1986, Mr. Hynes was Hartford Steam's Chief Investment Officer. Mr. Hynes held several investment management positions with Aetna Insurance Company from June 1978 to January 1983.

      William I. Riker was appointed Executive Vice President of the Company in December 1997 and previously served as Senior Vice President from March 1995 and as Vice President-Underwriting-of the Company from November 1993 until such time. Mr. Riker also serves as President and Chief Operating Officer of Renaissance Reinsurance Ltd. From March 1993 through October 1993, Mr. Riker served as Vice President of Applied Insurance Research, Inc. Prior to that, Mr. Riker held the position of Senior Vice President, Director of Underwriting at American Royal Reinsurance Company ("American Royal"). Mr. Riker was responsible for developing various analytical underwriting tools while holding various positions at American Royal from 1984 through 1993.

      John M. Lummis has served as Senior Vice President and Chief Financial Officer of the Company since September 1997. Mr. Lummis served as a director of the Company from July 1993 to December 1997, when he resigned in connection with his appointment as an executive officer of the Company. Mr. Lummis served as Vice President-Business Development of USF&G Corporation from 1994 until August 1997 and served as Vice President and Group General Counsel for USF&G Corporation from 1991 until 1995. USF&G Corporation is the parent company of USF&G. From 1982 until 1991, Mr. Lummis was engaged in the private practice of law with the law firm of Shearman & Sterling.

      David A. Eklund has served as Executive Vice President of Reinsurance since December 1997 and as Senior Vice President of the Company since February 1996. Mr. Eklund served as Vice President-Underwriting of the Company from September 1993 until February 1996. From November 1989 through September 1993, Mr. Eklund held various positions in casualty underwriting at Old Republic International Reinsurance Group, Inc., where he was responsible for casualty treaty underwriting and marketing. From March 1988 to November 1989, Mr. Eklund held various positions in catastrophe reinsurance at Berkshire Hathaway Inc., where he was responsible for underwriting and marketing finite risk and property catastrophe reinsurance.

      Arthur S. Bahr has served as a director of the Company since its formation in June 1993. Mr. Bahr served as Director and Executive Vice President-Equities of General Electric Investment Corporation ("GEIC"), a subsidiary of General Electric Company and registered investment adviser, from 1987 until December 1993. Mr. Bahr has served GEIC in various senior investment positions since 1978 and was a Trustee of General Electric Pension Trust from 1976 until December 1993. Mr. Bahr served as Director and Executive Vice President of GE Investment Management Incorporated, a subsidiary of General Electric Company and a registered investment adviser, from 1988 until his retirement in December 1993. From December 1993 until December 1995, Mr. Bahr served as a consultant to GEIC.

      Thomas A. Cooper has served as a Director of the Company since August 7, 1996. From August 1993 until August 1996 Mr. Cooper served as Chairman and Chief Executive Officer of TAC Bancshares, Inc. and as Chairman and Chief Executive Officer of Chase Federal Bank FSB. From June 1992 until July 1993, Mr. Cooper served as principal of TAC Associates, a financial investment company. From April 1990 until May 1992 Mr. Cooper served as Chairman and Chief Executive Officer of Goldome FSB. From 1986 to April 1990, Mr. Cooper served as Chairman and Chief Executive Officer of Investment Services of America, one of the largest full service securities brokerage and investment companies in the United States. Prior thereto, Mr. Cooper served as President of Bank of America from February 1983 to April 1986. From 1980 to 1982 Mr. Cooper served as Vice Chairman of Mellon Bank. From 1978 to 1982, Mr. Cooper was President of Girard Bank in Philadelphia.

      Edmund B. Greene has served as a director of the Company since its formation in June 1993. Mr. Greene has served as Deputy Treasurer-Insurance of General Electric Company since March 1995. Prior to that, Mr. Greene was Manager-Corporate Insurance Operation of General Electric Company since 1985, and previously served in various financial management assignments since 1962.

      Dan L. Hale has served as a director of the Company since December 1997. Mr. Hale has served as an Executive Vice President of USF&G since 1991 and as Chief Financial Officer of USF&G since 1993. Mr. Hale previously served as President of Chase Commercial Corp. from March 1988 to February 1991 and before that as a Managing Director of Kidder Peabody Group, Inc. Prior thereto, Mr. Hale served as Senior Vice President and Division General Manager of General Electric Credit Corporation.

      Gerald L. Igou has served as a director of the Company since its formation in June 1993. Mr. Igou has served as a Vice President-Investment Analyst for GEIC since September 1993. He is a Certified Financial Analyst and has served GEIC in the capacities of investment analyst and sector portfolio manager since 1968. Prior to joining General Electric, Mr. Igou was an analyst with the Wall Street firms of Smith Barney Inc. and Dean Witter & Co.

      Kewsong Lee has served as a director of the Company since December 1994. Mr. Lee has served as a Member and Managing Director of E.M. Warburg, Pincus & Co. LLC ("EMW LLC") and a general partner of Warburg, Pincus & Co. ("WP") since January 1, 1997. Mr. Lee served as a Vice President of Warburg, Pincus Ventures, Inc. ("WPV") from January 1995 to December 1996, and an associate at E.M. Warburg, Pincus & Co., Inc. ("EMW") from 1992 to until December 1994. Prior to joining EMW, Mr. Lee was a consultant at McKinsey & Company, Inc., a management consulting company, from 1990 to 1992. Mr. Lee is a director of Knoll, Inc. and several privately held companies.

      Howard H. Newman has served as a director of the Company since its formation in June 1993. Mr. Newman has served as a Member and Managing Director of EMW LLC (and its predecessor) and a general partner of WP since 1987. Mr. Newman is a director of ADVO, Inc., Newfield Exploration Company, Cox Insurance Holdings Plc, Comcast UK Cable Partners Limited and several privately held companies.

      Scott E. Pardee has served as a director of the Company since February 1997. Mr. Pardee has served as Senior Lecturer at the MIT Sloan School of Management and Executive Director of the Finance Research Center at the Sloan School since November 1997. Mr. Pardee served as Chairman of Yamaichi International (America), Inc., a financial services company, from 1989 to 1995. Mr. Pardee previously served as Executive Vice President and a member of the Board of Directors of Discount Corporation of New York, a primary dealer in U.S. government securities, and Senior Vice President and Manager of the Federal Reserve Bank of New York.

      John C. Sweeney has served as a director of the Company since December 1996. Mr. Sweeney has served as Senior Vice President and Chief Investment Officer of USF&G since 1992, and as Chairman of Falcon Asset Management since 1992. Prior thereto, Mr. Sweeney served as Principal and Practice Director of Towers Perrin Consulting Services from 1985 to 1992, and as Chief Investment Officer of McM/Occidential Peninsular Insurance Companies from 1981 to 1984. Mr. Sweeney also serves as a Director of USF&G Pacholder Fund, Inc.

      David A. Tanner has served as a director of the Company since December 1996. Mr. Tanner served as a Member and Managing Director of EMW LLC (and its predecessor) and a general partner of WP from January 1, 1993 through December 1997. Mr. Tanner served as a Vice President of EMW from January 1, 1991 to 1993 and was an associate at EMW from March 1986 to December 1990. Mr. Tanner is a director of Golden Books Family Entertainment, Inc., and several privately held companies. Mr. Tanner previously served as a director of the Company from December 1994 through May 1996.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                            MANAGEMENT AND DIRECTORS

      The following table sets forth information as of March 16, 1998 with respect to the beneficial ownership of Common Shares and the applicable voting rights attached to such share ownership in accordance with the Bye-Laws by (i) each person known by the Company to own beneficially 5% or more of the outstanding Common Shares; (ii) each director of the Company; (iii) the Company's Chief Executive Officer and each of the four remaining most highly compensated executive officers (collectively, the "Named Executive Officers"); and (iv) all executive officers and directors of the Company as a group.



                                                     Number of     Percentage of
Beneficial Owner(1)                              Common Shares(2)  Voting Rights
-------------------                              ----------------  -------------

Warburg, Pincus Investors, L.P. (3)
466 Lexington Avenue
New York, New York 10017 .........................   3,873,402         18.0%
PT Investments, Inc. (4)
3003 Summer Street
Stamford, Connecticut 06904 ......................   2,448,504(5)       7.9

GE Investment Private Placement Partners I -
Insurance, Limited Partnership (4)
3003 Summer Street
Stamford, Connecticut 06904 ......................     318,213(6)       *

United States Fidelity and Guaranty Company
6225 Centennial Way
Baltimore, Maryland 21209 ........................   2,426,137         11.3

Harris Associates L.P. ...........................
Two North LaSalle Street, Suite 500
Chicago, Illinois (7) ............................   1,680,000          7.8

Oppenheimer Capital
Oppenheimer Tower, World Financial Center
New York, New York 10281 (8) .....................   1,301,300          6.1

James N. Stanard (9) .............................   1,124,727          5.2

Keith S. Hynes (10) ..............................     212,414          *

William I. Riker (11) ............................     196,339          *

John M. Lummis (12) ..............................       5,000          *

David A. Eklund (13) .............................      76,271          *

Arthur S. Bahr (14) ..............................      15,621          *

Thomas A. Cooper (15) ............................       3,457          *

Edmund B. Greene (16) ............................          --           --

Dan L. Hale (17) .................................          --           --

Gerald L. Igou (16) ..............................          --           --

Kewsong Lee (3) ..................................          --           --

Howard H. Newman (3) .............................          --           --

Scott E. Pardee (18) .............................       3,675          *

John C. Sweeney (17) .............................          --           --

David A. Tanner ..................................          --           --

All executive officers and directors of the
  Company (15 persons) ...........................   1,637,504          7.6



------------
* Less than 1%

                                                 (footnotes appear on next page)

(1) Pursuant to the regulations of the Securities and Exchange Commission (the "Commission"), shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares whether or not such person has any pecuniary interest in such shares or the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

(2)   Unless otherwise noted, consists solely of Full Voting Common Shares.

(3) The sole general partner of Warburg is WP, a New York general partnership. EMW LLC, a New York limited liability company, manages Warburg. The members of EMW LLC are substantially the same as the partners of WP. Lionel I. Pincus is the managing partner of WP and the managing member of EMW LLC, and may be deemed to control both WP and EMW LLC. WP, as the sole general partner of Warburg, has a 20% interest in the profits of Warburg. WP and EMW may be deemed to beneficially own the Full Voting Common Shares owned by Warburg within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Kewsong Lee and Howard H. Newman, each a director of the Company, are Managing Directors and members of EMW LLC and general partners of WP. As such, Messrs. Lee and Newman may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Exchange Act) in an indeterminate portion of the Common Shares beneficially owned by Warburg, EMW and WP. Each of Messrs. Lee and Newman disclaims "beneficial ownership" of the Full Voting Common Shares owned by Warburg within the meaning of Rule 13d-3 under the Exchange Act.

(4) Does not include any Common Shares indirectly held by Trustees of General Electric Pension Trust ("GE Pension Trust") or GE Investment Private Placement Partners I, Limited Partnership ("GE Investment") by virtue of GE Pension Trust's limited partnership interest in Warburg or as a result of GE Pension Trust's or GE Investment's indirect interest in USF&G by virtue of GE Pension Trust's, GE Investment's and certain of their affiliates' holdings of 1,713,302 shares of Common Stock of USF&G Corporation, the parent company of USF&G. GE Investment Management is the general partner of GE Investment and a wholly owned subsidiary of General Electric Company. As a result, each of GE Investment Management and General Electric Company ("GEC") may be deemed to be the beneficial owner of the Common Shares owned by GE Investment. GEC disclaims such beneficial ownership, within the meaning of the Exchange Act or otherwise.

(5)   Consists solely of DVI Shares.

(6)   Consists solely of DVII Shares.

(7) According to a Statement on Schedule 13G filed with the Commission on February 6, 1998, Harris Associates L.P. ("Harris"), an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940 (the "Investment Advisers Act"), and Harris Associates, Inc., the General Partner of Harris ("Harris Inc."), each of Harris and Harris Inc. may be deemed to be the beneficial owner of 1,680,000 Common Shares by reason of advisory and other relationships with the persons who own such Common Shares. Harris and Harris Inc. each reported shared voting and shared dispositive power with respect to such Common Shares. According to such
      Schedule 13G, these shares include 1,650,000 Common Shares owned by Harris Associates Investment Trust (the "Trust") through the various series of the Trust. Harris serves as investment advisor to the Trust, and accordingly the Common Shares owned by the Trust are included as Common Shares over which Harris has shared voting and dispositive power, and thus as Common Shares beneficially owned by Harris because of Harris's power to manage the Trust's investments.


(8) According to a Statement on Schedule 13G filed with the Commission on February 27, 1998, Oppenheimer Capital, an Investment Adviser registered under Section 203 of the Investment Advisers

      Act ("Oppenheimer"), may be deemed to be the beneficial owner of 1,301,300 Common Shares by reason of advisory and other relationships with the persons who own such Common Shares. Oppenheimer reported shared voting and shared dispositive power with respect to such Common Shares.


(9) Includes 219,540 Common Shares issuable upon the exercise of options under the Second Amended and Restated 1993 Stock Incentive Plan of RenaissanceRe Holdings Ltd. (the "Incentive Plan") that are vested and presently exercisable, and 111,111 restricted shares.

(10) Includes 47,458 Common Shares issuable upon the exercise of options under the Incentive Plan that are vested and presently exercisable, and 7,450 restricted shares.

(11) Includes 50,975 Common Shares issuable upon the exercise of options under the Incentive Plan that are vested and presently exercisable, and 82,450 restricted shares.

(12) Mr. Lummis does not hold any options under the Incentive Plan that are presently vested and exercisable.

(13) Includes 47,071 Common Shares issuable upon the exercise of options under the Incentive Plan that are vested and presently exercisable, and 7,450 restricted shares.

(14) Includes 772 Common Shares granted in payment of directors' fees under the Directors Plan which have not vested, and 4,667 Common Shares issuable upon the exercise of options under the Directors Plan that are vested and presently exercisable.

(15) Includes 663 Common Shares granted in payment of directors' fees under the Directors Plan which have not vested, and 2,667 Common Shares issuable upon the exercise of options under the Directors Plan that are vested and presently exercisable.

(16) Mr. Greene is the Deputy Treasurer-Insurance of General Electric Company and Mr. Igou is a Vice President-Investment Analyst for GEIC. Messrs. Greene and Igou disclaim "beneficial ownership," within the meaning of Rule 13d-3 under the Exchange Act, of the Common Shares owned by PT Investments and GE Insurance.

(17) Mr. Hale is an Executive Vice President and the Chief Financial Officer of USF&G, and Mr. Sweeney is a Senior Vice President and the Chief Investment Officer of USF&G. Each of Messrs. Hale and Sweeney disclaims "beneficial ownership" within the meaning of Rule 13d-3 under the Exchange Act or otherwise of the Common Shares owned by USF&G.

(18) Includes 475 Common Shares granted in payment of directors' fees under the Directors Plan which have not vested, and 2,667 Common Shares issuable upon the exercise of options under the Directors Plan that are vested and presently exercisable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with USF&G and GEI

      The Company has in force several reinsurance treaties with USF&G, subsidiaries of USF&G and affiliates of PT Investments and GE Insurance (collectively, "GEI") covering property catastrophe risks in several geographic zones. The terms of these treaties with USF&G, subsidiaries of USF&G and affiliates of GEI were determined in arms' length negotiations and the Company believes that such terms are comparable to terms the Company would expect to negotiate in similar transactions with unrelated parties. For the year ended December 31, 1997, the Company received approximately $4.0 million and $23.1 million in reinsurance premiums and deposits from subsidiaries of USF&G and affiliates of GEI, respectively.

      During the year ended December 31, 1997, the Company received 4.4% of its premium assumed from the reinsurance brokerage firm of Bates Turner Inc., a GE Capital Services company and an affiliate of GEI ("Bates"). The Company paid commissions to Bates in the aggregate amount of $0.8 million in 1997. The terms of such commissions were determined in arms' length negotiations.

Investment Advisory Agreements


      During 1997, each of Warburg, Pincus Counsellors Bermuda ("Counsellors"), an affiliate of Warburg, and GE Investment Management Incorporated ("GE Investment Management"), an affiliate of GEI, engaged in investment advisory activities on behalf of Reinsurance, subject to Reinsurance's investment guidelines. The terms of such service were determined in arms' length negotiations and reviewed by the Investment Committee of the Board. Fees paid to Counsellors and GE Investment Management aggregated $0.4 million and $0.5 million, respectively, for the year ended December 31, 1997.


      Falcon Asset Management (Bermuda) Ltd., an indirect wholly-owned subsidiary of USF&G, provides investment advisory services to the Company under an Investment Management Agreement dated March 15, 1997, the terms of which were determined in arms' length negotiations. Based on current assets under management, Falcon receives a quarterly fee of $37,500 under the agreement. Total fees received by Falcon during 1997 were $116,528.

Employee Credit Facility

      In order to encourage employee ownership of Common Shares, the Company has guaranteed certain loan and pledge agreements (collectively, the "Employee Credit Facility") between certain employees of the Company (the "Participating Employees") and Bank of America Illinois ("BofA"). Pursuant to the terms of the Employee Credit Facility, BofA has agreed to loan the Participating Employees up to an aggregate of $25 million solely to purchase Common Shares and to pay certain taxes relating to compensation payable in Common Shares. Each loan under the Employee Credit Facility is required to be initially collateralized by the respective Participating Employee with Common Shares or other collateral acceptable to BofA at a rate of 2.25 times the amount of each such loan. If the value of the collateral provided by a Participating Employee subsequently decreases below 1.5 times the outstanding loan amount, such Participating Employee is required to contribute additional collateral in the amount of such deficiency. Loans under the Employee Credit Facility are otherwise nonrecourse to the Participating Employees.

Loan and Pledge Agreements

      In connection with an equity recapitalization of the Company in March 1995 (the "1995 Recapitalization"), the Company amended and restated the Incentive Plan, issued an aggregate of 787,500 restricted Full Voting Common Shares (the "Restricted Shares") to Messrs. Stanard, Currie, Hynes, Riker and Eklund thereunder and entered into loan and pledge agreements with each of such persons to assist them in meeting their respective income tax obligations relating to their receipt of such Full Voting Common Shares. The full amount of all of such loans and accrued interest was repaid Mr. Hynes in 1996 and by Mr. Currie in 1997. Also, in 1997 the full amount of such loans were repaid by each of Messrs. Stanard, Eklund and Riker with proceeds drawn down under the Employee Credit Facility.

Shareholders Agreement


      Warburg, PT Investments, GE Insurance and USF&G (collectively, the "Investors") are parties to an amended and restated shareholders agreement (the "Shareholders Agreement") among themselves and the Company, pursuant to which the Company and the Investors have each agreed to use their respective reasonable best efforts to nominate and to elect certain designees of the Investors to the Board, as described below. Accordingly, the Shareholders Agreement provides the Investors with the ability, if they act in concert, to elect a majority of the members of the Board and approve or prevent certain actions requiring shareholder approval, including adopting amendments to the Bye-Laws and approving a merger or consolidation, liquidation or sale of all or substantially all of the assets of the Company. Pursuant to the Shareholders Agreement, the number of directors serving on the Board is fixed at 11; provided, that a majority of the Board may determine to expand the size of the Board to 12 directors.

      Pursuant to the terms of the Shareholders Agreement, Warburg presently has the right to designate three members of the Board, and each of PT Investments, GE Insurance and USF&G presently has the right to designate one member of the Board, respectively.


      At such time as Warburg owns less than 3,706,146 Common Shares, but at least 1,853,073 Common Shares, the number of directors that Warburg shall be entitled to nominate shall be reduced to two. At such time as Warburg owns less than 1,853,073 Common Shares, but at least 741,229 Common Shares, the number of directors that Warburg shall be entitled to nominate shall be reduced to one. At such time as any one of Warburg, PT Investments or USF&G shall own less than 741,229 Common Shares, then such party shall no longer be entitled to nominate any director to the Board.

      GE Insurance, so long as it owns any Common Shares, shall be entitled to nominate one director to the Board. At such time as PT Investments and GE Insurance shall, in the aggregate, own less than 1,853,073 Common Shares, then PT Investments shall not have any right to nominate a director and GE Insurance shall have the right to nominate one director. At such time as GE Insurance shall own no Common Shares and PT Investments shall own at least 741,229 Common Shares, GE Insurance shall not have the right to nominate a director and PT Investments shall have the right to nominate one director to the Board.

Registration Rights

      The Investors are parties to an amended and restated registration rights agreement (the "Registration Rights Agreement") among themselves and the Company, pursuant to which each Investor has the right to require registration by the Company on three, in the case of GEI, and two, in the case of each of Warburg and USF&G, separate occasions at any time of the Full Voting Common Shares, Diluted Voting Shares or Full

Voting  Common  Shares   issued  upon   conversion  of  Diluted   Voting  Shares
(collectively, the "Registrable Securities") held by any such person, as the case may be; provided, however, that the Company is required to honor a demand for registration of Diluted Voting Shares only if it shall be a condition to the delivery of the Diluted Voting Shares contemplated by such registration that, immediately following the sale thereof by such holder, such Diluted Voting Shares shall be converted into Full Voting Common Shares. The Company has the right once in any twelve-month period to not effect a demand for registration for up to 120 days if, in the good faith judgment of the Board, it would be seriously detrimental to the Company and its shareholders to effect such registration. In connection with such registrations, the Company is required to bear all registration and selling expenses, other than underwriting fees and commissions. The Company currently does not intend to list the Diluted Voting Shares on the NYSE. Registration rights under the Registration Rights Agreement are transferable to an assignee or transferee of Registrable Securities in accordance with the terms of the Registration Rights Agreement.

      The Company has filed a registration statement on Form S-8 under the Securities Act (File No. 333-06339) registering for sale an aggregate of 2,312,500 Full Voting Common Shares issued pursuant to the Incentive Plan and the Director Plan. The Company will file, subject to approval of the Directors Plan Proposal by the requisite affirmative shareholder vote at the Annual Meeting, an amended registration statement on Form S-8 registering for sale under the Securities Act an additional 100,000 Full Voting Common Shares available for issuance pursuant to the Directors Plan, as amended.

                      BOARD OF DIRECTORS; BOARD COMMITTEES

Board of Directors Meetings; Board Committee Meetings

      During 1997, the Board met six times, the Audit Committee met two times, the Investment Committee met three times, and the Compensation Committee met one time. Each of the Company's Directors attended at least 75% of the total number of meetings of the Board and Committees on which he served.

Audit Committee

      The Audit Committee of the Board presently consists of Messrs. Bahr, Cooper, Lee, Hale and Pardee and is responsible for meeting with the Company's independent accountants regarding, among other issues, audits and adequacy of the Company's accounting and control systems.

Compensation Committee; Compensation Sub-Committee

      The Compensation Committee of the Board presently consists of Messrs. Bahr, Cooper, Hale and Newman, and has the authority to establish compensation policies and recommend compensation programs to the Board. A sub-committee of the Compensation Committee (the "Sub-Committee"), which presently consists of Messrs. Bahr and Cooper, has the authority to grant options ("Options") and restricted Full Voting Common Shares (the "Restricted Shares") under the Incentive Plan and to administer the Incentive Plan and the Company's bonus plan.

Investment Committee

      The Investment Committee of the Board presently consists of Messrs. Igou, Pardee, Stanard, Sweeney and Tanner and has the authority to establish investment policies and the responsibility for oversight of investment managers of the Company's investment portfolio.

Section 16(a) Beneficial Ownership Reporting Compliance

      Under the Exchange Act, the Company's directors and executive officers, and any persons holding more than 10% of the outstanding Common Shares are required to report their initial ownership of Common Shares and any subsequent changes in that ownership to the Commission. Specific due dates for these reports have been established by the Commission, and the Company is required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 1997 fiscal year. Based upon the Company's review of copies of such reports furnished to it, the Company believes that during the 1997 fiscal year its executive officers and directors and the holders of more than 10% of the outstanding Common Shares complied with all reporting requirements of Section 16(a) under the Exchange Act.

                   EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

             Compensation Committee Report on Executive Compensation


      Executive Compensation Policy. The Company's compensation policy for all of its executive officers is formulated and administered by the Sub-Committee of the Board's Compensation Committee. The Sub-Committee also administers the Incentive Plan, under which the Sub-Committee periodically grants Options and Restricted Shares to the executive officers and other employees of the Company. Exercise prices and vesting terms of Options granted under such Plan are in the sole discretion of the Sub-Committee.

      The Company engaged the services of Sibson & Company, independent consultants on executive compensation, during 1996 to review the executive compensation program and make recommendations to the Compensation Committee regarding the design and guiding principles of the program.

      The primary goals of the Company's compensation policy are to continue to attract and retain talented executives at the Company's offshore location, to reward results (i.e., contribution to shareholder value, benchmarked results for key performance factors and accomplishment of agreed-upon goals) and to encourage teamwork. The Compensation Committee believes that the total compensation awarded should be concentrated in equity-based incentives to link the interests of executives more closely with the interests of the Company's shareholders. In determining the level of executive compensation, the Compensation Committee evaluates whether the compensation awarded to an executive is competitive with compensation awarded to executives holding similar positions at selected peer companies, combined with an evaluation of the executive's performance.

      During 1997, the Company entered into amended employment agreements with each of the Named Executive Officers and all of the officers of the Company and its subsidiaries. These new employment agreements were entered into in recognition of the significant contribution of the officers of the Company and its subsidiaries to the success of the Company and the enhancement of shareholder value, to seek to ensure the continued retention of these key employees into the future, and to incentivize these employees and further align their interests with those of the shareholders by weighting significantly the compensation of such officers with equity-based incentives. The Compensation Committee reviews and approves the base salary component and cost of living allowances awarded to such executives under their respective employment agreements. The Sub-Committee may award discretionary annual cash bonuses.

      The Sub-Committee may also grant Options and/or Restricted Shares to such executives. Generally, Options are granted at a price equal to the fair market value of the Full Voting Common Shares on the date of the grant. The Compensation Committee believes that such executives' beneficial ownership positions in the Company, as a result of their respective personal investments and the Options and Restricted Shares granted to them, cause their interests to be well aligned with those of the Company and its shareholders.

      Chief Executive Officer's Compensation. The compensation of James N. Stanard, President and Chief Executive Officer of the Company, is determined and reviewed by the Compensation Committee. In determining Mr. Stanard's compensation, the Compensation Committee evaluates Mr. Stanard's contributions toward creation and enhancement of shareholder value, including the achievement of agreed-upon objectives. The Compensation Committee considers subjective factors, such as Mr. Stanard's dedication and leadership abilities, as well as objective factors, such as his impact on the financial and operating performance of the Company. The Compensation Committee believes that the continuing development of the Company, the excellent operating results of the Company, the execution of the Company's capital plan, the success in motivating the employees of the Company, the articulation of the strategic vision of the Company and the current market position of the Company were significantly impacted by Mr. Stanard and members of his management team.

      In recognition of Mr. Standard's contribution to Company and to the enhancement of shareholder value, the Committee resolved that it would be in the best interests of the Company and its shareholders to retain Mr. Stanard to ensure that his contribution to the Company and the shareholders would continue. In July 1997, as described below, the Company entered into an amended employment agreement with Mr. Stanard under which Mr. Stanard would continue as Chief Executive Officer and Chairman of the Board of the Company until July 1, 2001.

      Consistent with the Compensation Committee's general compensation philosophy for the Company's executives, Mr. Stanard's compensation has been weighted significantly towards equity-based incentives, and Mr. Stanard's annual salary and cash bonuses have been targeted at the average of cash and bonus compensation paid to chief executive officers at selected peer companies. The Compensation Committee believes that Mr. Stanard's beneficial ownership position in the Company, as a result of his personal investment and the Options and Restricted Shares granted to him, cause his interests to be well aligned with the long term interests of the Company and its shareholders.

      The Company is not a United States taxpayer, therefore, Section 162(m) of the Code (which generally disallows a tax deduction to public companies for annual compensation over $1 million paid to the chief executive officer or any of the four other most highly compensated executive officers) does not apply to the Company's compensation payments.

                                              Arthur S. Bahr, Chairman
                                              Thomas A. Cooper
                                              Dan L. Hale
                                              Howard H. Newman

Performance Graph

      The following graph compares the cumulative return on the Common Shares during the fiscal periods ended December 31, 1995, 1996 and 1997 to such return for the Standard & Poor's ("S&P") 500 Composite Stock Price Index and S&P's Property-Casualty Industry Group Stock Price Index for the period commencing with the effective date of the Company's initial public offering of Common Shares on July 26, 1995 (the "Initial Public Offering") and ending on December 31, 1997, assuming (i) $100 was invested on July 26, 1995 (the effective date of the Initial Public Offering for which the initial price to the public was $19.50 per Common Share) and (ii) reinvestment of dividends. Each measurement point on the graph below represents the cumulative shareholder return as measured by the last sale price at the end of each calendar year during the period from July 26, 1995 through December 31, 1997. As depicted in the graph below, during this period, the cumulative total return (1) for the Common Shares was 127.9%, (2) for the S&P 500 Composite Stock Price Index was 81.8% and (3) for the S&P Property-Casualty Industry Group Stock Price Index was 118.7%.


                     COMPARISON OF CUMULATIVE TOTAL RETURN

                  [STOCK PRICE PERFORMANCE GRAPH APPEARS HERE]

                                    7/26/95     12/31/95    12/31/96    12/31/97
                                    -------     --------    --------    --------
RenaissanceRe Holdings Ltd.            $100      $142.16    $ 158.69    $ 218.29

S&P 500                                 100       110.89      135.30      181.34

S&P Property-Casualty Industry
  Group Stock Price Index               100       124.24      151.11      217.65

Executive Compensation

      The following Summary Compensation Table sets forth information concerning the compensation for services paid to the Named Executive Officers during the years ended December 31, 1997, 1996 and 1995.

                           Summary Compensation Table

                                                                                       Long-Term
                                       Annual Compensation                            Compensation
                       -------------------------------------------------     -----------------------------
                                                            Other Annual     Restricted        Securities         All Other
Name and                                                    Compensation        Stock          Underlying        Compensation
Principal Position     Year        Salary      Bonus(1)          (2)         Awards (3)     Options/SARs(4)           (5)
------------------     ----        ------      --------     ------------     ----------     ---------------      ------------
James N. Stanard,      1997      $ 407,000    $ 709,875     $   332,905      $4,222,218           249,269           $30,000
President and Chief    1996        370,833      537,950         294,349              --            77,500            30,000
  Executive Officer....1995        271,875      210,000         281,116       1,629,000           438,750            30,000

Keith S. Hynes,        1997      $ 246,083    $ 257,875     $   170,478      $  283,100            69,145           $30,000
Executive Vice         1996        229,167      207,150         183,071              --            51,500            30,000
  President............1995        207,500      170,000         130,518         125,000            74,750            30,000

William I. Riker,      1997      $ 244,083    $ 262,896     $   181,944      $  283,100            65,925           $30,000
Executive Vice         1996        226,910      214,440         154,251              --            58,237            30,000
  President............1995        192,585      130,000         128,741         200,000            95,000            30,000

John M. Lummis,
Senior Vice President  1997      $  59,923    $      --     $   137,453      $       --            28,000           $    --
  and Chief Financial  1996             NA           NA              NA              NA                NA                NA
  Officer (6)..........1995             NA           NA              NA              NA                NA                NA

David A. Eklund,
Executive Vice         1997      $ 205,833    $ 255,861     $   139,166      $  283,100            62,598           $30,000
  President of         1996        179,793      207,150         153,285              --            57,660            30,000
  Reinsurance..........1995        148,135       97,500         157,152         125,000            71,250            30,000

                       1997      $ 394,375    $ 225,150     $   126,456      $  283,100            86,053           $22,500
                       1996        242,125      281,970         178,738              --            51,500            30,000
Neill A. Currie (7)....1995        223,063      150,000         155,146         351,000           125,000            30,000


----------------

(1) The 1997 amounts for Messrs. Hynes, Riker, Eklund and Currie include respective grants of 3,158 common shares that were issued in lieu of a cash bonus under the Incentive Plan.

(2) The 1997 amount includes housing expense reimbursements in the amount of $173,040, $108,000, $108,000, $94,500, and $36,000 for Messrs. Stanard,
      Hynes, Riker, Currie and Lummis, respectively. The 1997 amount also includes $90,203 in moving expense reimbursement for Mr. Lummis. The 1996 amount includes housing expense reimbursements in the amount of $190,652, $108,000, $105,000, $108,000 and $108,000 for Messrs. Stanard, Currie,
      Eklund, Hynes and Riker, respectively. The 1995 amount includes housing expense reimbursements in the amount of $188,958, $97,500, $79,500, $100,650 and $75,000 for Messrs. Stanard, Currie, Eklund, Hynes and Riker, respectively.

                                               (footnotes continue on next page)

(3) In 1997, Mr. Stanard received 111,111 restricted shares in connection with the employment contract that he entered into in June 1997. The restricted shares vest ratably over four years. The amounts granted in 1997 for Messrs. Hynes, Riker, Eklund and Currie represent a grant of 4,292 shares of restricted stock and 3,158 shares related to the Company's Stock for Bonus plan whereby certain officers and employees are allowed to receive up to 50% of their bonus in stock which is matched with restricted stock which vests over four years. The 1995 amounts represent the value of Bonus Shares (based on a value of $11.83 per share on March 26, 1995), granted to the Named Executive Officers in connection with an equity recapitalization of the Company in 1995. Based on the price of the Full Voting Common Shares on December 31, 1997, the aggregate value of unvested restricted shares held by Messrs. Stanard, Hynes, Riker and Eklund was $4,902,773, $328,731, $328,731 and $328,731, respectively.


(4) Represents the aggregate number of Full Voting Common Shares subject to Options granted to the Named Executive Officers during 1995, 1996 and 1997, as applicable.

(5) Represents the amounts contributed to the account of each Named Executive Officer under the Company's profit sharing retirement plan.

(6) Mr. Lummis commenced employment with the Company as Senior Vice President and Chief Financial Officer on September 8, 1997.

(7) Mr. Currie resigned from the Company on September 16, 1997. At such time, unvested Options to purchase 129,108 Common Shares and 7,450 unvested Restricted Shares lapsed and were forfeited.

                            Stock Option Grants Table

      The following table sets forth information concerning individual grants of options to purchase Full Voting Common Shares made to Named Executive Officers during 1997.


                                         Number of                                                          Potential Realizable
                                         Securities       % of Total                                          Value at Assumed
                                         Underlying         Options    Exercise                               Annual Rates of
                                          Options         Granted to    or Base       Expiration       Stock Price Appreciation for
             Name                         Granted          Employees     Price          Date                    Option Term
-------------------------------          ---------           -----      -------        -------         -----------------------------
                                                                                                           5%                 10%
                                                                                                       --------------  -------------
James N. Stanard ..............          66,667(1)           9.44%      $ 38.00        6/23/07         $1,594,311         $4,040,934
                                        148,177(2)          20.99         34.75        3/25/05          2,545,422          6,136,237
                                         34,425(2)           4.88         40.88        3/25/05            628,467          1,487,438

Keith S. Hynes ................          51,500(1)           7.30%      $ 38.00        6/23/07         $1,231,599         $3,121,606
                                          2,581(2)           0.37         34.75        3/29/05             44,337            106,883
                                          3,463(2)           0.49         34.75        6/30/05             61,835            150,174
                                          3,304(2)           0.47         38.01        6/30/05             59,986            143,688
                                          2,462(2)           0.35         38.20        3/29/05             44,811            107,290
                                          5,835(2)           0.83         44.61         8/6/06            142,217            349,638


William I. Riker ..............          51,500(1)           7.30%      $ 38.00        6/23/07         $1,231,599         $3,121,606
                                          3,304(2)           0.47         38.01        6/30/05             59,986            143,688
                                          2,462(2)           0.35         38.20        3/25/05             44,811            107,290
                                          6,938(2)           0.98         39.93        3/25/05            133,697            320,859
                                          1,721(2)           0.24         40.88        3/25/05             31,419             74,361

John M. Lummis ................          28,000(1)           4.00%      $ 38.00        8/27/07         $  669,607         $1,697,184

David A. Eklund ...............          51,500(1)           7.30%      $ 38.00        6/23/07         $1,231,599         $3,121,606
                                          2,462(2)           0.35         38.20        3/25/05             44,922            107,605
                                          5,835(2)           0.83         44.61         8/6/06            142,217            349,638
                                          2,801(2)           0.40         38.01        6/30/05             50,854            121,813

Neill A. Currie(3) ............          51,500(1)           7.30%      $ 38.00        6/23/07         $1,231,599         $3,121,606
                                         15,390(2)           2.18         34.18        3/25/05            256,786            617,575
                                          1,885(2)           0.26         34.18        3/25/05             31,118             74,839
                                          1,421(2)           0.20         34.18        6/30/05             24,653             59,731
                                          1,669(2)           0.24         38.20        3/25/05             30,378             72,732


-------------------


(1) These Options granted under the Incentive Plan are not qualified as incentive stock options ("ISOs") within the meaning of Section 422 of the Code, and vest 25% on each of June 23, 1998, 1999, 2000 and 2001.

(2) Consists solely of "Reload Options" granted under the Incentive Plan. Pursuant to the terms of the Incentive Plan, Reload Options are fully exercisable on the date of grant.

(3) Mr. Currie resigned from the Company on September 16, 1997. At such time, unvested options to purchase 129,108 Common Shares lapsed and were forfeited.

                      Aggregate Stock Option Exercise Table

      The following table sets forth information regarding the exercise of Options by Named Executive Officers during 1997. The table also shows the number and value of unexercised Options which were granted to the Named Executive Officers during 1997. The values of unexercised Options are based on a fair market value of $44.125 per share on December 31, 1997.


                                                                       Number of
                                                                       Securities
                                                                       Underlying
                               Number of                          Unexercised Options         Value of Unexercised
                          Shares Acquired on         Value            Exercisable/            In-the-Money Options
         Name                  Exercise           Realized(1)        Unexercisable        Exercisable/Unexercisable(2)
--------------------      ------------------      -----------     --------------------    ----------------------------
James N. Stanard....            337,365            $7,752,291        219,540/193,447         $2,459,333/$3,649,894
Keith S. Hynes......             28,225               557,401         85,108/124,212           1,104,394/1,818,645
William I. Riker....             27,118               694,747         46,475/127,594             962,311/1,923,910
John M. Lummis......                 --                    --              --/28,000                    --/171,500
David A. Eklund.....             17,100               334,739         44,136/122,462             932,947/1,768,639
Neill A. Currie.....            128,266             2,488,969                  --/--                         --/--


----------------

(1) The values realized are based on the fair market value of the Full Voting Common Shares on the date of exercise less the Option exercise price.

(2) The values are based on the fair market value of the Full Voting Common Shares on December 31, 1997, less the applicable Option exercise price.

Director Compensation

      The Directors Plan, as amended, provides equity compensation for those directors of the Company (the "Non-Employee Directors") who are not employees of the Company or the Investors, or any of their respective affiliates. Such Plan provides for (i) annual grants of Full Voting Common Shares with an aggregate fair market value of $15,000; (ii) grants of options to purchase 6,000 Full Voting Common Shares upon appointment to the Board (or such later date as the Board may establish) and options to purchase 2,000 Full Voting Common Shares upon each re-election to the Board, in each case at an exercise price equal to the fair market value of the Full Voting Common Shares on the date of grant or as otherwise determined by the Board; (iii) grants of Full Voting Common Shares from time to time in such number as the Board may determine; and (iv) grants of options to purchase Full Voting Common Shares from time to time, at such price and in such number as the Board may determine. Non-Employee Directors also receive an annual retainer of $10,000 under such Plan. Non-Employee Directors also receive a fee of $1,000 for each Board meeting attended and a fee of $500 for each Board committee meeting attended. Additionally, the Company provides to all directors reimbursement of all expenses incurred in connection with service on the Board.

Loan and Pledge Agreements

      The Company entered into loan and pledge agreements with Messrs. Stanard, Currie, Eklund, Hynes and Riker to assist them in meeting income tax obligations relating to their receipt of Base Shares and Bonus Shares pursuant to the 1995 Recapitalization. During 1995, Mr. Hynes repaid the entire amount of the loan provided to him, plus accrued interest to the repayment date. During 1997, Messrs. Stanard, Eklund and Riker repaid the amounts owed under such loan agreements with the proceeds from loans under the Employee Credit Facility. See "Certain Relationships and Related Transactions."

Employment and Severance Agreements

      On July 1, 1997, Reinsurance entered into an Amended and Restated Employment Agreement with James N. Stanard (the "CEO Employment Agreement"). The CEO Employment Agreement provides that Mr. Stanard will serve as Chief Executive Officer of the Company until July 1, 2001, unless terminated earlier as provided therein.

      The CEO Employment Agreement currently provides for a base salary of $412,000 per year. In addition, the CEO Employment Agreement provides for a one-time bonus of $162,500 to be paid not later than January 1, 1998. Mr. Stanard is entitled to certain expense reimbursements including reasonable housing and relocation expenses in connection with his moving to and residing in Bermuda, reasonable business-related expenses incurred by him in connection with the performance of his duties, an automobile, first-class air travel for himself and his family between Bermuda and the United States, professional tax and financial planning services and tax reimbursement for any additional income tax liability of Mr. Stanard attributable to certain of the foregoing. Mr. Stanard may receive an annual bonus consistent with the treatment of other executive officers of the Company at the discretion of the Compensation Committee. Mr. Stanard is entitled to an additional annual bonus of $815,000 (the "Additional Bonus"), plus an additional payment (the "Gross-up Payment") in an amount which, after reduction of all applicable income taxes incurred by Mr. Stanard in connection with the Gross-up Payment, is equal to the amount of income tax payable by Mr. Stanard in respect of the related Additional Bonus.

      To the extent that Mr. Stanard borrows funds under the Employee Credit Facility to pay for taxes incurred in respect of grants of restricted Common Shares (whether incurred by reason of an election under Section 83(b) of the Code, or under Section 83(a) of the Code upon the vesting of such Restricted Shares), Mr. Stanard will be eligible to earn an additional bonus (the "Tax Loan Bonus"). The potential Tax Loan Bonus will be determined each fiscal year based on the amount borrowed by Mr. Stanard during that year under the Employee Credit Facility to pay taxes in respect of the Restricted Shares (the "Borrowed Amount"), and shall be payable in a maximum amount of 25% of the Borrowed Amount (including interest paid or accrued thereon) over each of the four years following the year in which such amounts were borrowed.

      In general, a Tax Loan Bonus will be paid only if Reinsurance meets cumulative return on equity ("ROE") targets for each fiscal year established under Reinsurance's business plan adopted by the Company's Board. A Tax Loan Bonus which is not payable for a given fiscal year as a result of Reinsurance's failure to meet the cumulative ROE target for that year shall be payable in a subsequent year if Reinsurance meets the cumulative ROE target for that subsequent year. The base year for determining the cumulative ROE targets shall be 1997.

      The CEO Employment Agreement contains customary provisions relating to exclusivity of services, non-competition and confidentiality. These provisions require that Mr. Stanard devote substantially all of his working time to the business of the Company and Reinsurance, and not engage in business activities that are competitive with the business of the Company and Reinsurance. As described below, the non-competition obligation may extend for up to one year after termination of Mr. Stanard's employment. In addition, Mr. Stanard is required to maintain in confidence, and not use for his own benefit, any business secrets or other confidential information concerning the business or policies of the Company and Reinsurance.

      Under the CEO Employment Agreement, "Cause" means Mr. Stanard's (i) willful and continued failure to substantially perform his duties, (ii) engaging in willful misconduct which is demonstrably and materially injurious to the Company or Reinsurance, (iii) commission of an act of fraud or embezzlement against the Company or Reinsurance, (iv) conviction of a felony or (v) material breach of his confidentiality or noncompetition obligations. "Good Reason" means
(i) an assignment to Mr. Stanard of duties materially inconsistent with his current authority, duties or responsibilities, or other material diminution or adverse change in his current authority, duties or responsibilities without his consent, (ii) a material breach of the CEO Employment Agreement by Reinsurance,
(iii) a failure by Reinsurance to have any successor be bound by the terms of the CEO Employment Agreement or (iv) a decision by the Board to effect a winding down and dissolution of Reinsurance.

      The CEO Employment Agreement provides that, in general, upon a termination of Mr. Stanard's employment for any reason other than death, disability or, prior to a Change in Control, a termination by Reinsurance without "Cause" or by Mr. Stanard for "Good Reason," Mr. Stanard may not engage in business practices competitive with the business of the Company for a period of one year from termination. In exchange for this non-competition obligation, Reinsurance is required to pay Mr. Stanard an amount equal to his then current base salary and the highest regular discretionary bonus paid or payable to Mr. Stanard over the preceding three fiscal years, in twelve equal monthly installments. Upon certain terminations of employment, the Company may, within 14 days of such termination, elect not to enforce the non-competition obligation, in which case it is not obligated to pay such amounts.

      In the event that a Change in Control occurs and, on or within one year following the date thereof, Mr. Stanard's employment is terminated without "Cause" or voluntarily by him for "Good Reason," the Company will be required to pay him within fifteen days following the date of such termination, a lump sum cash amount equal to two times the sum of (i) the highest rate of annual salary in effect during Mr. Stanard's employment agreement plus (ii) the highest regular annual bonus paid or payable to Mr. Stanard over the preceding three fiscal years.

      On June 23, 1997, Reinsurance entered into amended employment agreements with each of Messrs. Currie, Hynes, Riker and Eklund. These agreements (i) continue until July 1, 1998 and shall be extended for successive one-year periods, unless either party gives 30 days notice, (ii) provide for a base salary at a rate to be determined by the Board in its discretion, upon the recommendation of the Chief Executive Officer, (iii) provide for bonuses payable at the discretion of the Company, (iv) provide for expense reimbursement arrangements for relocation, housing and automobile expenses and (v) contain customary provisions relating to exclusivity of services, non-competition and confidentiality similar to those contained in the CEO Employment Agreement. Upon termination of an executive's employment by the Company without "Cause" (as defined therein), the Company will be required to continue to pay the executive his then current base salary, and an amount equal to the highest regular annual bonus paid or payable to the executive over the preceding three fiscal years, in equal monthly installments commencing upon his termination of employment. For purposes of these agreements, "Cause" means an executive's (i) failure to substantially perform his duties, (ii) engaging in misconduct which is injurious to the Company or any of its divisions, subsidiaries or affiliates, (iii) commission of an act of fraud or embezzlement against the Company or any of its divisions, subsidiaries or affiliates, (iv) the conviction of a felony or (v) a material breach of the executive's exclusivity, confidentiality or noncompetition obligations. In the event that a Change in Control (as defined in the agreements) occurs and, on or within one year following the date of such Change in Control, the applicable executive's employment is terminated without Cause, or the Company elects not to extend the term of the employment agreement, or the applicable executive terminates his employment for "Good Reason" the Company will be required to pay such executive within fifteen days following the date of such termination, a lump sum cash amount equal to two times the sum of
(i) the highest rate of annual salary in effect during the executive's employment agreement plus (ii) the highest regular annual bonus paid or payable to the applicable executive over the preceding three fiscal years. "Good Reason" means (i) any action taken or failed to be taken by the Company which changes the executive's position, authority, duties, or Control, or reduces the ability of the applicable executive to carry out such responsibilities, (ii) any failure by the Company to comply with the applicable salary, bonus and benefits provisions contained in such executive's employment agreement, (iii) any requirement by the Company that the applicable executive be employed at any location other than his current Bermuda location, and (iv) any failure by the Company to obtain the assumption of an agreement to perform this agreement by a successor or assignee.

      On February 4, 1998, Mr. Riker entered into an amended employment agreement in connection with his appointment as President and Chief Operating Officer of Reinsurance to replace the employment agreement between him and the Company entered into on June 23, 1997. The amended agreement expires on June 30, 2003 and is otherwise substantially similar to Mr. Riker's previous agreement, except that the new agreement provides for the grant of 75,000 Restricted Shares that will vest at the rate of 20% per year on a cumulative basis, commencing on June 30, 1999.

      Mr. Currie resigned as Senior Vice President of the Company on September 16, 1997. Pursuant to his separation agreement with the Company, Mr. Currie will receive a monthly severance payment for a 12-month period commencing retroactively to June 1, 1997 and ending on May 31, 1998 in the amount of $41,417, representing one-twelfth of the sum of Mr. Currie's then-current annual salary and the highest bonus paid to Mr. Currie over the three preceding fiscal years. Additionally, Mr. Currie exercised an aggregate of vested options to purchase 75,681 Common Shares granted pursuant to the Incentive Plan.

      On September 8, 1997, Reinsurance entered into an employment agreement with Mr. Lummis substantially similar to the employment agreements entered into by Messrs. Currie, Hynes, Riker and Eklund.

Stock Bonus Plan

      During 1997, the Company's Board of Directors approved an employee stock bonus plan (the "Stock Bonus Plan") pursuant to which the Board may issue Common Shares under the Incentive Plan. Under the Stock Bonus Plan, eligible employees may elect to receive a grant of Common Shares of up to 50% of their bonus in lieu of cash, with an associated matching grant of an equal number of Restricted Shares. The Restricted Shares vest ratably over three years. During the restricted period, the employee receives dividends on and votes the Restricted Shares, but the Restricted Shares may not be sold, transferred or assigned. In 1997, the Company issued 23,212 Common Shares, 23,212 matching Restricted Shares and 128,279 Restricted Shares under the Stock Bonus Plan having an aggregate value of approximately $6.6 million.

                             New Plan Benefits Table

                           RenaissanceRe Holdings Ltd.
             Amended and Restated Non-Employee Directors Stock Plan

Name and Position                                Dollar Value    Number of Units
--------------------------------------------------------------------------------
James N. Stanard, President and Chief
Executive Officer ..............................       *              *

Keith S. Hynes, Executive Vice President .......       *              *

William I. Riker, Executive Vice President .....       *              *

John M. Lummis, Senior Vice President and
Chief Financial Officer ........................       *              *

David A. Eklund, Executive Vice President,
Renaissance Reinsurance Ltd. ...................       *              *

Neill A. Currie ................................       *              *

Named Executive Officers .......................       *              *

Non-Executive Director Group ...................       **             **

Non-Executive Officer Employee Group ...........       *              *


------------------

*   Not eligible to participate.

**  See discussion of the Directors Plan under "Director Compensation" above.

                PROPOSAL 1 -- THE COMPANY BOARD NOMINEES PROPOSAL

      The Board presently consists of 11 directors who are elected to serve until the next annual general meeting of shareholders or until their successors are duly elected. Unless otherwise specified, the accompanying form of proxy will be voted for each of the nominees named below (the "Nominees") as a Director. If the Company Classified Board Proposal is not adopted at the Annual Meeting, all Nominees will stand for election for the period from the Annual Meeting until the Company's 1999 annual general meeting or until their successors are duly elected and qualified. If the Company Classified Board Proposal (discussed below) is adopted at the Annual Meeting, the Company's Bye-Laws will be amended to provide for a Board divided into three classes of directors who shall be elected to serve as follows: (i) four of the eleven directors will be Class I Directors who shall serve until the Company's 1999 annual general meeting of shareholders; (ii) three of the eleven directors will be Class II Directors who shall serve until the Company's 2000 annual general meeting of shareholders; and (iii) four of the eleven directors will be Class III Directors who shall serve until the Company's 2001 annual general meeting of shareholders. If any Nominee shall, prior to the Annual Meeting, become unavailable for election as a director, the persons named in the accompanying form of proxy will vote for such other nominee, if any, in their discretion as may be recommended by the Board.



                                    NOMINEES

Class I Directors:
------------------

Name                           Age                Position
----                           ---                --------
Edmund B. Greene               59                 Director
Scott E. Pardee                61                 Director
John C. Sweeney                53                 Director
David A. Tanner                39                 Director


Class II Directors:
-------------------

Name                           Age                Position
----                           ---                --------
Thomas A. Cooper               61                 Director
Kewsong Lee                    32                 Director
James N. Stanard               49                 President and Chief Executive
                                                  Officer, Chairman of the Board


Class III Directors:
--------------------

Name                           Age                Position
----                           ---                --------
Arthur S. Bahr                 66                 Director
Dan L. Hale                    53                 Director
Gerald L. Igou                 63                 Director
Howard H. Newman               50                 Director

Recommendation and Vote

      Approval of the election of the Nominees to the Board requires the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting.

      The Board unanimously recommends a vote FOR the election of the Nominees to the Board.

                         THE CHARTER AMENDMENT PROPOSALS

      The Board has determined that it is in the best interests of the Company and its shareholders to adopt certain amendments to the Bye-Laws and a related amendment to the Company's Memorandum of Association, to enhance the Company's ability to resist attempts to gain control of the Company that the Board believes are not in the best interests of the Company and its shareholders.

      The Charter Amendment Proposals described below could make more difficult or discourage the removal of the Company's management, which some or a majority of holders of the Common Shares may believe to be beneficial, and could discourage or make more difficult or expensive, among other transactions, a merger involving the Company, or a tender offer, open market Common Share purchase program or other purchases of Common Shares in circumstances that would give shareholders the opportunity to realize a premium on the sale of their Common Shares over then-prevailing market prices, which some or a majority of such holders may deem to be in their best interests. The summaries of the proposed amendments to the Company's Bye-Laws and the proposed amendment to the Company's Memorandum of Association which follow are qualified in their entirety by express reference to the attached summaries of each such proposed amendment, the texts of which are attached hereto as Appendix A.

Background and Reasons for the Adoption of the Charter Amendment Proposals

      In 1993, the Company was organized and capitalized by Warburg, USF&G, and certain affiliates of PT Investments and GE Insurance (the "Founding
Institutional Investors"). Over the last several years, the Company, the Founding Institutional Investors and their affiliates have engaged in several public offerings of Common Shares.


      The Board believes that, over time, the Company may ultimately no longer have a group of controlling shareholders and that the Company could be subject to coercive takeover tactics which might impede the long-term business prospects of the Company. In view of this change, the Board is recommending that the Company's shareholders adopt the following Charter Amendment Proposals at the Annual Meeting with a view toward better enabling the Company to (i) develop its business through long-range planning and to foster its long-term growth, (ii) attempt to avoid the necessity of sacrificing these plans for the sake of short-term gains and the disruptions caused by any threat of a takeover not deemed by the Board to be in the best interests of the Company and its shareholders and (iii) allow the Board to make a reasoned and unpressured evaluation in the event of an unsolicited takeover proposal. In addition, although the Board has determined not to do so at the present time, in the future the Board may determine to adopt a shareholders rights plan. Similar considerations would apply to the adoption by the Board of a shareholders rights plan.


      Adoption of the Charter Amendments may discourage certain types of transactions, as described below, which may involve an actual or threatened change of control of the Company. The measures set forth therein are designed to make it more difficult and time-consuming to change, among other things, majority control of the Board and thus reduce the vulnerability of the Company to an unsolicited proposal for a takeover of the Company, particularly one that is made at an inadequate price or does not contemplate the acquisition of all of the Common Shares, or an unsolicited proposal for the restructuring or sale of all or part of the Company. The Board believes that, as a general rule, such proposals would not be in the best interest of the Company and its shareholders. However, certain shareholders of the Company may view an unsolicited proposal for a takeover of the Company as being in their best interests and, accordingly, to the extent these measures deter unsolicited takeover proposals, such shareholders may not view such measures as being in their best interests.

      Moreover, the super-majority vote requirement set forth in the Super-Majority Amendment Proposal will enable a minority of the Company's shareholders to prevent a majority of the Company's shareholders from amending certain provisions of the Company's Bye-Laws.

      Historically, the accumulation of substantial stock positions in public companies by third parties is sometimes a prelude to proposing a takeover, restructuring or sale of all or part of such companies or other similar extraordinary corporate action or simply as a means to put such companies "in play." Such actions are often undertaken by the third party without advance notice to, or consultation with, the board of directors or management of such companies. In many cases, the purchaser seeks representation on the particular company's board of directors in order to increase the likelihood that its proposal will be implemented by the company. If the company resists the efforts of the purchaser to obtain representation on the particular company's board, the purchaser may commence a proxy contest to have its nominee elected to the board in place of certain directors or the entire board. In a number of cases, the purchaser may not truly be interested in taking over the company, but uses the threat of a proxy fight and/or a bid to take over the company as a means of forcing the company to repurchase the purchaser's equity position at a substantial premium over the existing market price or as a means to put the company into "play" solely to reap short-term gains from his recent accumulation of stock.

      The Board believes that the imminent threat of removal of the Company's management in such situations would severely curtail management's ability to negotiate effectively with such purchasers. In addition, the Board believes that the ability of a third party to put the Company "in play" would severely curtail management's ability to negotiate effectively with any other third party interested in acquiring the Company. The Company's management would be deprived of the time and information necessary to evaluate the takeover proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately be undertaken. If the real purpose of a takeover bid were to force the Company to repurchase an accumulated share interest at a premium price, management would face the risk that, if it did not repurchase the purchaser's share interest, the Company's business and management would be disrupted, perhaps irreparably.

      In the view of the Board, adoption of the Charter Amendment Proposals will help ensure that the Board, if confronted by a proposal from a third party which has acquired a block of the Common Shares or which has otherwise proposed a change in control of the Company, will have sufficient time to review the proposal and appropriate alternatives to the proposal and to act in what the Board believes to be the best interests of the Company and its shareholders.


      Set forth below is a description of each of the Charter Amendment Proposals recommended by the Board for adoption by the shareholders at the Annual Meeting. Other than the adoption of the Charter Amendment Proposals by the shareholders and the potential future adoption by the Board of a shareholders rights plan, the Board has no current plans to formulate or effect any additional measures that could have an anti-takeover effect. The Board is not aware of any pending proposals to acquire control of the Company.

               PROPOSAL 2 - THE COMPANY CLASSIFIED BOARD PROPOSAL

      Under the Company Classified Board Proposal, approximately one-third of the Board will be elected each year at the annual general meeting of shareholders. The directors will be divided into three classes, designated as Class I, Class I and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. The term of the initial Class I directors shall terminate on the date of the Company's 1999 annual general meeting of shareholders; the term of the initial Class II directors shall terminate on the date of the Company's 2000 annual general meeting of shareholders; and the term of the initial Class III directors shall terminate on the date of the Company's 2001 annual general meeting of shareholders. At each annual general meeting of shareholders beginning in 1999, successors to the class of directors whose term expires at each such annual general meeting shall be elected for three-year terms. The Board believes that adoption of the Company Classified Board Proposal would reduce the vulnerability of the Company to potentially abusive takeover tactics and encourage potential acquirors to negotiate with the Board. Establishment of a classified Board would not preclude unsolicited acquisition proposals but, by lessening the threat of imminent removal, would enhance the ability of the incumbent Board to act to maximize the value of a potential acquisition to all shareholders.

      Under the Company Classified Board Proposal, a director shall hold office until the annual general meeting for the year in which his term expires and until his successor shall be elected, subject, however, to prior death, resignation, retirement or removal from office. Any vacancy occurring in the Board may be filled by a vote of the majority of the directors then in office. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director was elected.

The Company Classified Board Proposal is advantageous to the Company and its shareholders because, by providing that directors will serve three-year terms rather than one-year terms, it will enhance the likelihood of continuity and stability in the composition of the Board and in the policies formulated by the Board. This will in turn permit the Board to represent more effectively the interests of all shareholders, including the taking of action in response to demands or actions by a minority shareholder or group. In addition, the Company Classified Board Proposal will facilitate continuity and stability of leadership and policy by ensuring that a majority of the directors at any given time will have had prior experience as directors of the Company and familiarity with its business. It should be noted, however, that the Board has never, to date, experienced a continuity problem.

      In the past, there have been a number of attempts by various individuals and entities to acquire significant minority positions in certain companies with the intent of obtaining actual control of the companies by electing their own slate of directors or of achieving some other goal, such as the repurchase of their shares at a premium by threatening to obtain such control. These insurgents often can elect a company's entire board of directors through a proxy contest or otherwise, even though they do not own a majority of the company's outstanding shares entitled to vote. The Company Classified Board Proposal may discourage such purchasers because such Proposal would operate with the Super-Majority Amendment Proposal discussed below, if both such Proposals are adopted, to delay the purchaser's ability to obtain control of the Board in a relatively short period of time. The delay arises because under the Company
Classified Board Proposal and the Super-Majority Amendment Proposal it will generally take a purchaser two annual meetings of shareholders to elect a majority of the Board, unless shareholders holding at least 66-2/3% of the voting rights attached to all issued and outstanding capital shares of the Company vote to amend the Bye-laws. Alternatively, under the Director Removal Proposal described below, if such Proposal is adopted, the purchaser would need to show cause and obtain the affirmative vote of the holders of not less than 66-2/3% of the voting rights attached to all issued and outstanding capital shares of the company entitled to vote for each director in order to remove any member of the Board. Also, since neither the Bermuda Companies Act 1981 (the "Companies Act") nor the Bye-Laws require cumulative voting, a purchaser of a block of Common Shares of the Company constituting less than a majority of the outstanding Common Shares will have no assurance of proportional representation on the Board. Additionally, although classified board provisions are not designed to be, and are not, effective against an any-or all cash tender offer, classified board provisions have provided boards of directors with additional leverage to negotiate protections for corporate constituencies even after a hostile bidder has acquired a majority of their company's stock.

      The adoption of the Company Classified Board Proposal may deter changes in the composition of the Board or certain mergers, tender offers or other future takeover attempts which some or a majority of holders of the Common Shares may deem to be in their best interest. A classified Board will make it more difficult for shareholders to change the composition of the Company's Board of Directors even if some or a majority of the shareholders believe such a change would be desirable. As a result, it will be more difficult to effect changes in the Company's policies, business strategies and operations, even if the shareholders believe that such changes are in their best interests and those of the Company. In addition, because of the additional time that may be required to change control of the Board, adoption of a classified Board would tend to perpetuate incumbent directors, even if they were not adequately fulfilling their duties. Since adoption of the Company Classified Board Proposal would be likely to increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Company's Board of Directors, even if the takeover bidder were to acquire a majority of the outstanding Common Shares, adoption of a classified Board might tend to discourage certain types of transactions to acquire control of the Company, which may include transactions some or a majority of the shareholders might feel would be in their best interests or those of the Company. As a result, shareholders may be deprived of opportunities to sell some or all of their shares in a merger or tender offer for control, which usually involves a purchase price that is higher than the current market price and often involves a bidding contest between competing bidders. A classified Board could also discourage open market purchases by a potential takeover bidder, which could temporarily increase the market price of the Common Shares and thereby enable shareholders to sell their shares at a price higher than that which would otherwise have prevailed. In addition, although the Company does not expect this to be the case, adoption of the Company Classified Board Proposal could decrease the market price of the Common Shares by making it less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops.

      Approval of the Company Classified Board Proposal requires the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting.

      The Board unanimously recommends a vote FOR the approval of the Company Classified Board Proposal.

                   PROPOSAL 3 - THE DIRECTOR REMOVAL PROPOSAL

      Under the Director Removal Proposal, each director on the Board may be removed only for cause upon the affirmative vote of the holders of not less than 66-2/3% of the voting rights attached to all issued and outstanding capital shares of the Company entitled to vote for the election of such director.

      The Company's Bye-Laws presently provide that any director may be removed with or without cause by the holders of a majority of the shares entitled at the time to vote in an election of directors.

      The Director Removal Proposal is advantageous to the Company and its shareholders for the same reasons discussed above with respect to the Company Classified Board Proposal. The effect of these two proposals and the Super-Majority Amendment Proposal is to delay shareholders who do not approve of the policies of the Board from removing a majority of the Board for two years, unless cause can be shown and holders of 66-2/3% of the voting rights attached to all issued and outstanding capital shares of the Company entitled to vote thereon approve such removal for cause. The adoption of the Director Removal Proposal, accordingly, may deter certain tender offers, takeover attempts or other proposals which some or a majority of holders of Common Shares may deem to be in their best interest.

      Approval of the Director Removal Proposal requires the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting.

      The Board unanimously recommends a vote FOR the approval of the Director Removal Proposal.

                  PROPOSAL 4 - THE COMPANY BOARD SIZE PROPOSAL

      Under the Company Board Size Proposal, the Bye-laws will be amended to fix the size of the Board at eleven directors. The Company Board Size Proposal is advantageous to the Company and its shareholders because, even with a classified Board and the elimination of the right to remove directors without cause, a person or group seeking to take control of the Company could attempt to "pack" the Board and thereby gain control at a single meeting. This could be accomplished by proposing an amendment to the Company's Bye-Laws to increase the size of the Board to a number that would give a person or group seeking to take control of the Company majority control of the Board if the nominees of such person or group were elected to fill the newly created directorships. If this were to occur, a person or group seeking to take control of the Company could seize control of the Company without having to negotiate with the incumbent Board. In order to protect the Company from the potentially coercive use of this tactic, the Board recommends that the shareholders amend the Bye-Laws to fix the size of the Board at eleven directors. If the Company Board Size Proposal and the Super-Majority Amendment Proposal (discussed below) are adopted, a person seeking to take control of the Board will not be able to amend the Bye-laws to increase the size of the Board without the affirmative vote of the holders of not less than 66-2/3% of the voting rights attached to all of the issued and outstanding capital shares of the Company entitled to vote thereon. Adoption of the Company Board Size Proposal and the Super-Majority Amendment Proposal would accordingly lessen the ability of a person or group seeking to take control of the Company to change the size of the Board unilaterally and thereby obtain immediate control of the Company by packing the Board. The Company therefore believes that adoption of the Company Board Size Proposal and the Super-Majority Amendment Proposal would enhance the ability of the Board to negotiate with a potential bidder to maximize shareholder value.


      The Company Board Size Proposal includes a provision authorizing the Board, in its discretion, to increase the size of the Board from 11 to 12 directors and to fill any such additional position so created. If the size of the Board is increased and a twelfth director is appointed by the Board, such director will be a Class II director thereby causing each class of directors to be comprised of an equal number of directors. The Board believes such provisions would be beneficial to the Company because it would it would enable the Board to admit an attractive potential candidate as a member of the Board while retaining the existing members, whom the Board believes have contributed to the success of the Company and the enhancement of shareholder value. However, the Board has not presently identified any such potential candidate, and there can be assurance the Company will succeed in identifying or retaining such a candidate to the Board.


      Approval of the Company Board Size Proposal requires the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting.

      The Board unanimously recommends a vote FOR the approval of the Company Board Size Proposal.

                      PROPOSAL 5 - THE NOMINATION PROPOSAL

      The Nomination Proposal provides that the shareholders may nominate one or more persons for election as director or directors at an annual or special general meeting of shareholders called for the purpose of electing directors only if written notice signed by not less than 20 shareholders holding in the aggregate not less than 10% of the outstanding paid up share capital of the Company stating such shareholders' intent to make such nomination has been given to the Secretary of the Company: (a) in the case of an annual general meeting, not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual general meeting of shareholders; provided, however, that in the event that the annual general meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the shareholder in order to be timely must be received no later than the close of business on the tenth day following the day on which such notice of the date of the annual general meeting was mailed or such public disclosure of the date of the annual general meeting was made, whichever first occurs; and (b) in the case of a special general meeting called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special general meeting was mailed or public disclosure of the date of the special general meeting was made, whichever first occurs.

      Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (the "Proxy Filings"); and (b) as to the shareholder giving the notice: (i) the name and record address of such shareholder; (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such shareholder; (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person (including his name and address) pursuant to which the nomination(s) are to be made by such shareholder; (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such shareholder that would be required to be disclosed in a Proxy Filing. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

      The Nomination Proposal does not preclude shareholders from nominating directors, but would afford the Board an enhanced opportunity to consider the qualifications of any shareholder-proposed Board nominees and, to the extent the Board deems necessary, the opportunity to inform shareholders sufficiently prior to the meeting with respect to any such nominee, together with any recommendation of the Board. This provision is designed to preclude a contest for the election of directors if the proper procedures are not followed or before shareholders have had an opportunity to consider such proposals, and to discourage or deter a person or group seeking control of the Company from attempting to conduct a last-minute solicitation where shareholders are forced to vote prior to the time all relevant information can be fully disseminated.

      Although the Nomination Proposal does not give the Board any power to approve or disapprove of shareholder nominations for the election of directors, the Nomination Proposal may have the effect of precluding a nomination for the election of directors at a particular annual or special general meeting if the proper procedures are not followed, and may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if such attempt may be deemed by some shareholders to be beneficial to the Company and its shareholders.

      Approval of the Nomination Proposal requires the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting.

      The Board unanimously recommends a vote FOR the approval of the Nomination Proposal.

                  PROPOSAL 6 - THE SHAREHOLDER NOTICE PROPOSAL

The Shareholder Notice Proposal provides that a resolution may be properly moved by the shareholders at an annual general meeting where such resolution is not brought by or at the direction of the Board, in addition to any other applicable requirements, only if prior written notice thereof is given by such shareholders to the Secretary of the Company setting forth, as to each matter such shareholder proposes to bring before the annual general meeting: (i) a brief description of the business desired to be brought before the annual general meeting and the reasons for conducting such business at the annual general meeting; (ii) the name and record address of such shareholder; (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such shareholder; (iv) a description of all arrangements or understandings between such shareholder and any other person (including his or her name and address) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and (v) a representation that such shareholder intends to appear in person or by proxy at the annual general meeting to bring such business before the meeting. Sections 79 and 80 of the Companies Act provide that such a shareholders resolution must be moved by shareholders representing at least one-twentieth of the Company's total voting rights or by not less than 100 shareholders, and that such shareholders must deposit a signed copy of the proposed requisition, together with a sum reasonably sufficient to meet the Company's expenses to give effect to the requisition, at the registered office of the Company not less than six weeks before the annual general meeting. Under the Shareholder Notice Proposal, the chairman of an annual general meeting may, if the facts warrant, determine and declare that any business was not properly brought before such meeting and such business will not be transacted.

      The Shareholder Notice Proposal does not preclude discussion by any shareholder of any business properly brought before any annual general meeting of shareholders, but would afford the Board an enhanced opportunity to consider the qualifications of shareholder-proposed business proposals and, to the extent the Board deems necessary, the opportunity to inform shareholders sufficiently prior to the meeting with respect to any such business to be conducted at the meeting, together with any recommendation of the Board. This provision is designed in part to deter a contest for control effected through shareholder proposals if the proper procedures are not followed, and to discourage or deter a raider from attempting to conduct a last-minute solicitation where shareholders are forced to vote prior to the time all relevant information can be fully disseminated.

      Although the Shareholder Notice Proposal does not give the Board or the chairman of an annual general meeting any powers to approve or disapprove a shareholder proposal, the Shareholder Notice Proposal may have the effect of precluding the consideration of matters at a particular annual general meeting if the proper procedures are not followed, even if approval of such matters may be deemed by some or a majority of the shareholders to be beneficial to the Company and its shareholders.

      Approval of the Shareholder Notice Proposal requires the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting.

      The  Board  unanimously   recommends  a  vote  FOR  the  approval  of  the
Shareholder Notice Proposal.

                    PROPOSAL 7 - THE SPECIAL MEETING PROPOSAL

      The Special Meeting Proposal provides that not less than 60 nor more than 90 days notice shall be given of a special general meeting properly requisitioned by shareholders of record holding at least 10% of the Company's outstanding paid up share capital.

      The Bye-Laws presently provide that the President, any two directors or any director and the Secretary of the Company may call a special general meeting on not less than 5 days notice. The Companies Act provides that special general meetings may be requisitioned by shareholders of record holding at least 10% of a company's outstanding paid up share capital. The Special Meeting Proposal does not preclude shareholders from requisitioning the Company to give notice of a special general meeting of shareholders pursuant to the Companies Act, but, as with the Shareholder Notice Proposal, would afford the Board an enhanced opportunity to consider the qualifications of any shareholder-proposed Board nominees or business proposals to be considered at such special general meetings and, to the extent the Board deems necessary, the opportunity to inform shareholders sufficiently prior to the meeting with respect to any such nominee or business to be conducted at the meeting, together with any recommendation of the Board. This provision is designed to preclude a contest for the election of directors or consideration of shareholder proposals if the proper procedures are not followed or before shareholders have had an opportunity to consider such proposals, and to discourage or deter a person or group seeking control of the Company from attempting to conduct a last-minute solicitation where shareholders are forced to vote prior to the time all relevant information can be fully disseminated.

      Although the Special Meeting Proposal does not give the Board or the chairman of a special general meeting any powers to prohibit the calling of a special general meeting by shareholders holding at least 10% of the Company's paid up share capital, the Special Meeting Proposal may have the effect of deterring shareholders from calling a special general meeting if the proper procedures are not followed, even if consideration of the matters proposed to be considered at such proposed meeting may be deemed by some or a majority of the shareholders to be beneficial to the Company and its shareholders.

      Approval of the Special Meeting Proposal requires the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting.

      The Board unanimously recommends a vote FOR the approval of the Special Meeting Proposal.

                     PROPOSAL 8 - THE EXCESS SHARES PROPOSAL

      Under the Excess Shares Proposal, holders of the Company's capital shares would generally be restricted from obtaining or exercising more than 9.9% of the voting rights attached to all of the issued and outstanding capital shares of the Company. Although the primary purpose for this voting limit is to reduce the likelihood that, in the future, the Company will continue to be deemed to be a "controlled foreign corporation" within the meaning of the Code for U.S. Federal tax purposes, the adoption of the Excess Shares Proposal may also have the effect of deterring purchases of large blocks of Common Shares or proposals to acquire the Company, which purchases or acquisition proposals some or a majority of the shareholders might deem to be in their best interests.

      If the Excess Share Proposal is approved by the shareholders, the Bye-Laws will be amended to require the Company to decline to register a transfer of shares if the Board has reason to believe that the result of such transfer would be to increase the number of total Controlled Shares (as defined below) of any person other than a Permitted Person (as defined below) such that the shares owned or controlled by such person would represent 9.9% or more of the voting rights attached to all of the issued and outstanding capital shares of the Company. For purposes of the Excess Shares Proposal, a "Permitted Person" means
(i) Warburg, PT Investments, USF&G or any of their respective affiliates; (ii) any person who directly or indirectly shall purchase and retain Controlled Shares from a Permitted Person representing more than 5.0% of the voting rights attached to all of the issued and outstanding capital shares of the Company;
(iii) any person who shall purchase and retain Controlled Shares in a single transaction from any of Warburg, PT Investments, USF&G or any of their respective affiliates (or from any combination of such persons) representing an aggregate of more than 5.0% of the voting rights attached to all of the issued and outstanding capital shares of the Company; and (iv) any person designated by the Board in its discretion. For purposes of the Excess Shares Proposal, "Controlled Shares" in reference to any person means: (i) all capital shares of the Company that such person is deemed to own directly, indirectly or by attribution (within the meaning of Section 958 of the Code) and (ii) all capital shares of the Company directly, indirectly or beneficially owned by such person within the meaning of Section 13(d) of the Exchange Act (including any shares owned by a "group" of persons as so defined and including any capital shares of the Company that would otherwise be excluded by Section 13(d) of the Exchange
Act).

      The Excess Shares Proposal would empower the Board, in its absolute discretion, to decline to register the transfer of any shares if the Board has reason to believe that such transfer would violate the Bye-Laws, as amended by the Excess Shares Proposal. Pursuant to the Excess Shares Proposal, the Board will be empowered to require any shareholder or prospective shareholder to provide information as to such person's beneficial share ownership, the names of persons having beneficial ownership of the person's shares, relationships with other members or any other facts the Board may deem relevant to a determination of the number of Controlled Shares attributable to any person, and may decline to register a purported transfer or otherwise effect any purported transaction if complete and accurate information is not received as requested. The Board shall be empowered to make any final determination with respect to the share ownership of any person, or as otherwise required to enforce the Excess Shares Proposal. Additionally, the Board would be authorized to disregard the votes attached to shares of any holder failing to respond to such a request or submitting incomplete or untrue information. Further, under the Excess Shares Proposal the Board may designate the Company's Chief Executive Officer to exercise its authority to decline to register transfers or to limit voting rights as described herein, or to take any other action contemplated by the Bye-Laws, as amended, for as long as such officer is also a member of the Board.

      In addition to the transfer restrictions described above, if the Excess Shares Proposal is approved by the Company's shareholders, the Company's Bye-Laws will be amended to provide that notwithstanding the transfer restrictions described above or any other provisions of the Company's Bye-laws, if the votes conferred by the Controlled Shares of a person other than a Permitted Person would represent an amount greater than 9.9%, the voting rights conferred by the Controlled Shares of such person shall be reduced to 9.9%, and the voting rights which would otherwise be accorded to such Controlled Shares shall be reallocated to the other shareholders of the Company. If such reallocation results in any other person (except for a Permitted Person) owning Controlled Shares representing more than 9.9% of the voting rights attached to all of the issued and outstanding capital shares of the Company, such process shall be repeated until the voting rights conferred by the Controlled Shares of each person is less than or equal to 9.9%.

      Further, the Board would have the discretion to make such final adjustments to the aggregate number of votes attaching to the Common Shares of any shareholder that the Board considers fair and reasonable in all the circumstances to ensure that no person other than a Permitted Person will own Controlled Shares representing more than 9.9% of the voting rights attached to all of the issued and outstanding capital shares of the Company at any time. However, the amendment contemplated by the Excess Shares Proposal would provide that the Board shall not be liable to the shareholders for any determinations made by the Board in connection with any of the foregoing.

      If adopted, the Excess Shares Proposal would also provide that the restrictions on transfer authorized by the Excess Shares Provision shall not be imposed in any circumstances in a way that would interfere with the settlement of trades or transactions in the Common Shares entered through the facilities of the NYSE; provided, however, that the Company may decline to register transfers in accordance with the Bye-laws or resolutions of the Board after a settlement has taken place.

      Under the Code, a foreign insurance company is classified as a controlled foreign corporation if persons who are "US Shareholders" under the Code own more than 25% of such company's total voting power or value. US Shareholders are US persons that own directly, indirectly or by attribution (within the meaning of Section 958 of the Code) 10% or more of such company's voting power. The Company is presently classified as a controlled foreign corporation. That classification may prevent the Company from being subject to US corporate level tax on its foreign source investment income, in the event that it were considered to be engaged in a US trade or business.

The restrictions on the voting rights of Controlled Shares may reduce the likelihood that the Company will continue to be classified as a controlled foreign corporation under the Code in the future. However, the Company believes that it has operated and will operate in the future its business in a manner that will not cause it to be treated as being engaged in a US trade or business and that, therefore, the Company's failure to maintain its status as a controlled foreign corporation should not result in the Company being subject to corporate level tax on its foreign source investment income. The determination of whether a foreign corporation is engaged in a US trade or business is inherently factual and the Internal Revenue Service could challenge the Company's position. There can be no assurance that such a challenge would not succeed.

      Approval of the Excess Shares Proposal requires the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting.

      The Board unanimously recommends a vote FOR the approval of the Excess Shares Proposal.

               PROPOSAL 9 - THE SUPER-MAJORITY AMENDMENT PROPOSAL

      Under the Super-Majority Amendment Proposal, the affirmative vote of at least 66-2/3% of the voting rights attached to all of the issued and outstanding capital shares of the Company entitled to vote thereon is required to amend, repeal or adopt any provision inconsistent with, among other things, the Company Classified Board Proposal, the Director Removal Proposal, the Company Board Size Proposal, the Nomination Proposal, the Shareholder Notice Proposal, the Special Meeting Proposal, the Excess Shares Proposal and the Super-Majority Amendment Proposal.

      The Companies Act provides that, unless otherwise provided in a company's bye-laws, the approval of the holders of at least a majority of the votes cast at a general meeting will be required to alter, amend, or repeal the provisions of the company's bye-laws.

      The Super-Majority Amendment Proposal will make it more difficult for shareholders to amend the Company's Bye-Laws, including adopting changes designed to facilitate the acquisition or exercise of control over the Company. In addition, such requirements will enable the holders of a minority of the Common Shares to prevent the holders of a majority of the outstanding Common Shares from amending certain provisions of the Bye-Laws. The requirement for such vote may be difficult to obtain, since at least 66-2/3% of the voting rights attached to all of the issued and outstanding capital shares of the Company must be present or represented by proxy at any meeting at which any such amendment is proposed and must vote in favor of such amendment. The Board believes that this provision is appropriate in order to protect the provisions of the Bye-Laws as described herein, and accordingly to protect the Company and its shareholders from coercive takeover tactics.

      Approval of the Super-Majority Amendment Proposal requires the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting.

      The  Board  unanimously   recommends  a  vote  FOR  the  approval  of  the
Super-Majority Amendment Proposal.

                   PROPOSAL 10 - THE COMPANY CAPITAL PROPOSAL

      Under the Company Capital Proposal, the authorized share capital of the Company will be increased by 125,000,000 Common Shares, so that the authorized share capital of the Company will consist of 225,000,000 Common Shares, of which 22,440,901 Common Shares will be outstanding, and 100,000,000 Preference Shares, none of which shall be outstanding.

      The Board has determined that the Company Capital Proposal is advantageous to the Company because adoption of the Company Capital Proposal would facilitate the adoption by the Board of a shareholders rights plan in the future. If the Board adopts a shareholders rights plan in the future, a number of Common Shares to be determined by the Board will be reserved for issuance under such plan. Adoption of a shareholders rights plan by the Board will not require shareholder approval.


      In general, a rights plan would contain provisions to safeguard shareholders in the event of an unsolicited offer to acquire the Company, whether through a gradual accumulation of shares in the open market, the acquisition in the open market or otherwise of shares constituting control without offering fair value to all shareholders, a partial or two-tiered tender offer that does not treat all shareholders equally, or other coercive or unfair takeover tactics which the Board believes are not in the best interests of the Company or the shareholders.


      Although the Board has not determined to adopt a shareholders rights plan at the present time, and there can be no assurance that the Board will do so in the future, adoption of a shareholders rights plan may be a desirable measure to protect the Company and its shareholders from certain non-negotiated takeover attempts which present the risk of a change of control of the Company on terms which may be less favorable to the Company's shareholders than would be available in a transaction negotiated with and approved by the Board. Although there can be no certainty as to the results of any particular negotiation, the interests of the Company and the shareholders may be best served if any acquisition of the Company or a substantial percentage of the outstanding Common Shares results from arm's-length negotiations and reflects the Board's or the Company's shareholders' careful consideration of the proposed terms of a transaction. In particular, a shareholders rights plan, if adopted, might help to: (i) reduce the risk of inadequate offers or of coercive two-tiered, front-end loaded or partial offers which may not offer fair value to all shareholders; (ii) mitigate against market accumulators who, through open market or private purchases, may achieve a position of substantial influence or control without paying to selling or remaining shareholders a fair control premium; and
(iii) deter market accumulators who may be simply interested in putting the Company "in play." If a shareholders rights plan is adopted by the Board, such plan might achieve these goals by confronting a potential acquiror of Common Shares with the possibility that the Company's shareholders will be able to dilute substantially the acquiror's equity interest by exercising rights to buy additional Common Shares in the Company (or in certain cases, stock of the acquiror) at a substantial discount. The exercise of such rights would significantly increase the Company's market capitalization, thereby making an acquisition of the Company more expensive, diluting the Company's earnings and diluting the percentage ownership of the Company of the acquiring person. One factor the Board will take into account when deciding whether or not to adopt a shareholders rights plan in the future is that a rights plan should not prevent a proxy contest or a tender or exchange offer for all of the Common Shares at a price which is considered by the Board to be fair and otherwise in the best interests of shareholders. The Board believes that the Company Capital Proposal is appropriate in order to facilitate the protection of the Company and its shareholders from coercive takeover tactics by enhancing the flexibility of the Company to adopt a shareholders rights plan.

      However, certain shareholders of the Company may view an unsolicited proposal for a takeover of the Company as being in their best interests and, accordingly, to the extent the adoption of a shareholders rights plan might deter unsolicited takeover proposals, such shareholders may not view adoption of shareholders rights plan as being in their best interests. Adoption of a shareholders rights plan by the Board could also discourage open market purchases by a potential takeover bidder, which could temporarily increase the market price of the Common Shares and thereby enable shareholders to sell their shares at a price higher than that which would otherwise have prevailed. In addition, although the Company does not expect this to be the case, adoption of a shareholders rights plan by the Board could decrease the market price of the Common Shares by making it less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops.


If the Company Capital Proposal is approved, the additional Common Shares so authorized will be available for issuance by the Company for any means permitted by applicable law and the Bye-laws. However, at present the Company has no plans to issue any additional Common Shares.


      Approval of the Company Capital Proposal requires the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting.

      The Board unanimously recommends a vote FOR the approval of the Company Capital Proposal.

      The foregoing summaries of the Charter Amendments related to the Company, and the related summaries of the Reinsurance Classified Board Proposal and the Reinsurance Board Size Proposal below, are only summaries of the provisions of the respective Charter Amendments and are qualified in their entirely by reference to the complete text of each of the Charter Amendments, which are attached to this Proxy Statement as Appendix A.

                        EXISTING ANTI-TAKEOVER PROVISIONS

      The  following   factors,   and  the  potential  for  each  to  discourage
transactions which may involve an actual or threatened charge of control of the Company, should be reviewed in evaluating the Charter Amendment Proposals.

      Preference Shares. The Company has authorized the issuance of up to 100,000,000 Preference Shares, and has empowered the Board to issue Preference Shares in one or more series and to fix the rights, preferences, privileges and restrictions thereof, without any further shareholder vote or action. This ability to issue Preference Shares without any further shareholder vote or action adds desirable flexibility to the Company's capital structure by allowing the Company to issue Preference Shares for such purposes as the public or private sale of Preference Shares as a means of obtaining additional capital for use in the Company's business and operations, or the issuance of Preference Shares as part or all of the consideration required to be paid by the

Company for acquisitions of other businesses or properties. The Board believes that this flexibility is important to the Company's long-term business prospects and shareholder value. The Company does not currently have any agreements, understandings or arrangements which would result in the issuance of any Preference Shares.

      Although the Board has no present intention of doing so, it could issue Preference Shares (within the limits imposed by applicable laws) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means, and thus make more difficult the removal of management, even if it may be beneficial to the interests of the shareholders. For example, when in the judgment of the Board such action would be in the best interests of the shareholders and the Company, the Board could issue Preference Shares to purchasers favorable to the Board to create voting or other impediments to discourage persons seeking to gain control of the Company. In addition, the Board could authorize holders of a series of Preference Shares to vote either separately as a class or with the holders of Common Shares, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of additional authorized Preference Shares could have the effect of discouraging unsolicited takeover attempts.

      Change in Control Arrangements. As described more fully above, the Company is a party to employment agreements with all of its executive officers. Each such agreement contains a provision which states that, in the event an officer is terminated during the two-year period following a Change in Control of the Company (as defined in such agreements), the employee would be entitled to a severance payment equal to 12 months compensation, and any unvested restricted stock will fully vest. The purposes of such provisions are to (i) provide an incentive of stable employment to the executive officers; (ii) encourage the executive officers to focus on the business of the Company in the event of a Change in Control; and (iii) provide an incentive to the executive officers to be objective in evaluating a proposed Change in Control. Additionally, under the Incentive Plan and the Directors Plan, in the event of a Change of Control (as defined in such Plans), all outstanding options and restricted stock granted under the Incentive Plan and Directors Plan will vest and become fully exercisable, subject to certain exceptions. See "Executive Officer and Director Compensation."

      No Shareholder Action Without Unanimous Written Consent. The Companies Act and the Company's Bye-laws provide that shareholder action may be taken only at an annual or special general meeting and not by written consent unless such consent is unanimous.

      State Insurance Regulations. The Company indirectly owns 80% of DeSoto Insurance Company, a Florida insurance company ("DeSoto"). Additionally, the Company has agreed to purchase Nobel Insurance Company, a Texas insurance company ("Nobel Insurance"), from Nobel Insurance Limited, a Bermuda company, in a transaction which is currently expected to close in the second quarter of 1998. The Company's ownership of DeSoto and prospective ownership of Nobel Insurance can, under applicable state insurance company laws and regulations, delay or impede a change of control of the Company. Generally, each of the Florida and Texas Insurance Codes provides that a domestic insurer may merge or consolidate with or acquire control of another insurer, or a person may acquire control of a domestic insurance company, only if the plan of merger or consolidation or acquisition of control is submitted to and receives the prior approval of the respective state's superintendent of insurance. Accordingly, under applicable Florida regulations, and after the contemplated purchase by the Company of Nobel Insurance, under applicable Texas regulations, any change of control of the Company (which will include a purchase of 10% or more of the Company's voting securities under the applicable legislation) will require the prior notification to and approval of the Florida and Texas insurance regulatory authorities. The Company may, consistent with its strategic plans, opportunistically expand into additional catastrophe-exposed insurance markets or otherwise and accordingly may become subject to additional regulatory oversight.

                   PROPOSAL 11 -- THE DIRECTORS PLAN PROPOSAL

      Subject to the requisite affirmative shareholder vote at the Annual Meeting, the Board has adopted an amendment to the Directors Plan which would increase the number of authorized Full Voting Common Shares available for issuance thereunder by 100,000 shares.

      The purpose of the Directors Plan is to enhance the ability of the Company to attract and retain highly qualified individuals to serve on the Company's Board and to further align the interests of the members of the Board with those of the Company's shareholders. The following summary of the Directors Plan is qualified in its entirety to the text of the Directors Plan, which is attached to this Proxy Statement as Appendix B.

      At present, the Company has issued Options for 24,000 Full Voting Common Shares, out of the 100,000 Full Voting Common Shares available. As the number of members of the Board who are not employees of the Company or the Investors increases over time, the number of Options to be issued under the Directors Plan is likely to increase. Subject to the requisite affirmative vote of the Directors Plan Proposal at the Annual Meeting, the total number of Full Voting Common Shares which may be issued under such Plan will be increased from 100,000 to 200,000. In addition, the Plan would be amended to provide that the number of shares available for issuance will be increased by the number of shares tendered to or withheld by the Company in connection with Option exercises and tax withholding. As of March 19, 1998, the per share market value of the Full Voting Common Shares was $46-5/8.

      The Directors Plan provides for (i) annual grants of Full Voting Common Shares with an aggregate fair market value of $15,000; (ii) grants of options to purchase 6,000 Full Voting Common Shares upon appointment to the Board (or such later date as the Board may establish) and options to purchase 2,000 Full Voting Common Shares upon each re-election to the Board, in each case at an exercise price equal to the fair market value of the Full Voting Common Shares on the date of grant or as otherwise determined by the Board; (iii) grants of Full Voting Common Shares from time to time in such number as the Board may determine; and (iv) grants of options to purchase Full Voting Common Shares from time to time, at such price and in such number as the Board may determine. Non-Employee Directors also receive an annual retainer of $10,000 under such Plan.

      The Directors Plan is presently administered by the Compensation Committee, which has the power to construe, interpret and implement the Plan, prescribe, amend and rescind rules and regulations relating to the Plan, make all determinations necessary in administering the Plan, and correct any defect, supply any omission or reconcile any inconsistency in the Plan. Participation in the Directors Plan is limited to members of the Board who are not employees of the Company or the Investors, or their respective affiliates; at present, three persons are eligible to participate.

      The Board may at any time amend or terminate the Directors Plan in any respect, except that the Board may not cancel or adversely affect outstanding awards without the express written consent of the affected participant. Also, the Board may not increase the maximum number of shares issuable under the Directors Plan without shareholder approval.

Federal Income Tax Consequences

      The following is a brief discussion of the Federal income tax consequences of options granted under the Directors Plan based on the Code. The Directors Plan is not qualified under Section 401(a) of the Code. This discussion is not intended to be exhaustive and does not describe state or local taxes consequences.

      Options. With respect to options granted under the Director Plan: (i) no income is realized by the participant at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the fair market value of the Full Voting Common Shares, if unrestricted, on the date of exercise and the price paid for the shares, and the Company is generally entitled to a tax deduction in the same amount; and (iii) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Recommendation and Vote

      Approval of the Directors Plan Proposal requires the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting.

      The Board unanimously recommends a vote FOR the approval of the Directors Plan Proposal.

                  PROPOSAL 12 -- THE COMPANY AUDITORS PROPOSAL

      Upon recommendation of the Audit Committee, the Board proposes that the shareholders appoint the firm of Ernst & Young to serve as the independent auditors of the Company for the 1998 fiscal year until the 1999 Annual Meeting. Ernst & Young served as the Company's independent auditors for the 1997 fiscal year. A representative of Ernst & Young will attend the Annual Meeting, and will be available to respond to questions and may make a statement if he or she so desires. Shareholders at the Annual Meeting will also be asked to vote to refer the determination of the auditors' remuneration to the Board.

Recommendation and Vote

      Approval of the Company Auditors Proposal requires the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting.

      The Board of Directors unanimously recommends a vote FOR the approval of the Company Auditors Proposal.

             PROPOSAL 13 -- THE REINSURANCE BOARD NOMINEES PROPOSAL

      In accordance with the Company's Bye-Laws, shareholders of the Company are entitled to vote on proposals to be considered by the Company, as the holder of all outstanding capital shares of Reinsurance, at all general meetings of shareholders of Reinsurance.

      Unless otherwise specified, the accompanying form of proxy will be voted for each of the Nominees named below as a director of Reinsurance. In addition, if the Reinsurance Classified Board Proposal (discussed below) is adopted at the Annual Meeting, the Reinsurance Bye-Laws will be amended to provide that the Reinsurance Board will be divided into three classes of directors who shall be elected to serve as follows: (i) four of the eleven directors will be Class I Directors who shall serve until the Reinsurance 1999 annual general meeting of shareholders; (ii) three of the eleven directors will be Class II Directors who shall serve until the Reinsurance 2000 annual general meeting of shareholders; and (iii) four of the eleven directors will be Class III Directors who shall serve until the Reinsurance 2001 annual general meeting of shareholders. Each Nominee has been nominated to serve on the same Class of the Reinsurance Board as on the Company Board. If the Reinsurance Classified Board Proposal is not adopted at the Annual Meeting, all Nominees set forth below will stand for election for the period from the Annual Meeting until the Reinsurance 1999 annual general meeting of shareholders or until their successors are duly elected and qualified. If any nominee listed below shall, prior to the Annual Meeting, become unavailable for election as a director, the persons named in the accompanying form of proxy will vote for such other nominee, if any, in their discretion as may be recommended by the Board.


                                    NOMINEES

Class I Directors:
------------------

Name                              Age             Position
----                              ---             --------
Edmund B. Greene                  59              Director
Scott E. Pardee                   61              Director
John C. Sweeney                   53              Director
David A. Tanner                   39              Director


Class II Directors:
-------------------

Name                              Age             Position
----                              ---             --------
Thomas A. Cooper                  61              Director
Kewsong Lee                       32              Director
James N. Stanard                  49              President and Chief Executive
                                                  Officer, Chairman of the Board


Class III Directors:
--------------------

Name                              Age             Position
----                              ---             --------
Arthur S. Bahr                    66              Director
Dan L. Hale                       53              Director
Gerald L. Igou                    63              Director
Howard H. Newman                  50              Director


Recommendation and Vote

      Approval of the election of the Nominees set forth above to the Reinsurance Board requires the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting.

The Board unanimously recommends a vote FOR the election of the Nominees to the Reinsurance Board.

             PROPOSAL 14 - THE REINSURANCE CLASSIFIED BOARD PROPOSAL

      Under the Reinsurance Classified Board Proposal, approximately one-third of the Reinsurance Board would be elected each year at the annual general meeting of shareholders. The Reinsurance directors shall be divided into three classes, designated Class I, Class I and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Reinsurance Board. The term of the initial Class I directors shall terminate on the date of the Reinsurance 1999 annual general meeting of shareholders; the term of the initial Class II directors shall terminate on the date of the Reinsurance 2000 annual general meeting of shareholders; and the term of the initial Class III directors shall terminate on the date of the Reinsurance 2001 annual general meeting of shareholders. At each annual general meeting of shareholders beginning in 1999, successors to the class of directors whose term expires at each such annual general meeting shall be elected for three-year terms. The Board has determined that adoption of the Reinsurance Classified Board Proposal is advisable and in the best interests of the Company because of the administrative convenience the Reinsurance Classified Board Proposal would offer if the Company Classified Board Proposal is also adopted. Additionally, the Reinsurance Classified Board Proposal is advantageous to the Company and its shareholders for the same reasons as the Company Classified Board Proposal.

      Approval of the Reinsurance Classified Board Proposal requires the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting.

      The  Board  unanimously   recommends  a  vote  FOR  the  approval  of  the
Reinsurance Classified Board Proposal.

                PROPOSAL 15 - THE REINSURANCE BOARD SIZE PROPOSAL

      Under the Reinsurance Board Size Proposal, the size of the Reinsurance Board will be fixed at eleven directors. The proposal also includes a provision authorizing the Reinsurance Board, in its discretion, to increase the size of the Reinsurance Board from 11 to 12 directors, and to give the Reinsurance Board the authority to fill, in its discretion, any such additional position so created. The Board has determined that adoption of the Reinsurance Board Size Proposal is advisable and in the best interests of the Company because of the administrative convenience the Reinsurance Board Size Proposal would offer if the Company Board Size Proposal is also adopted. Additionally, the Reinsurance Board Size Proposal is advantageous to the Company and its shareholders for the same reasons as the Company Board Size Proposal.

      Approval of the Reinsurance Board Size Proposal requires the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting.

      The  Board  unanimously   recommends  a  vote  FOR  the  approval  of  the
Reinsurance Board Size Proposal.

                PROPOSAL 16 -- THE REINSURANCE AUDITORS PROPOSAL

      Ernst & Young served as the independent auditors of Reinsurance for the 1997 fiscal year. Pursuant to the Reinsurance Auditors Proposal and in accordance with the Company's Bye-Laws, shareholders will vote to appoint Ernst & Young as independent auditors of Reinsurance for the 1998 fiscal year to serve until the 1999 annual general meeting of shareholders of Reinsurance and to refer to the Reinsurance Board the determination of the auditors' remuneration.


Recommendation and Vote

      Approval of the Reinsurance Auditors Proposal requires the affirmative vote of a majority of the voting rights attached to the Common Shares present, in person or by proxy, at the Annual Meeting.

      The  Board  unanimously   recommends  a  vote  FOR  the  election  of  the
Reinsurance Auditors Proposal.

              PROPOSAL 17 -- THE REINSURANCE SHARE CAPITAL PROPOSAL


      Reinsurance is registered as a Class 4 insurer pursuant to the Insurance Act of 1978. As such, Reinsurance is required to have minimum paid up share capital of $1,000,000. Currently, the Memorandum of Association of Reinsurance (the "Reinsurance Memorandum") provides for minimum paid up share capital of

$120,000. It is the policy of the Bermuda Registrar of Companies that the Memorandum of Association of a Class 4 insurer should be consistent with the requirements of the Insurance Act 1978, and the amendment, which the Company's Board has determined to be advisable and in the best interests of the Company's shareholders, is intended to comply with this policy. At present, the actual paid up share capital of Reinsurance is $241,201,000, and therefore the amendment will have no effect on the issued share capital of Reinsurance.


      In accordance with the Company's Bye-laws, approval by the Company's shareholders is required to amend the Reinsurance Memorandum. Accordingly, if the Reinsurance Share Capital Proposal is adopted, the Company, as the sole shareholder of Reinsurance, would adopt an amendment to the Reinsurance Memorandum deleting the word "US$120,000" where it appears in paragraph 5 of the Reinsurance Memorandum and substituting therefor the word "US$1,000,000."

      The  Board  unanimously   recommends  a  vote  FOR  the  approval  of  the
Reinsurance Share Capital Proposal.

                             ADDITIONAL INFORMATION

Other Action at the Annual Meeting

      A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1997, including financial statements for the year ended December 31, 1997 and the auditors' report thereon, has been sent to all shareholders. The financial statements and auditor's report will be formally laid before the Annual Meeting, but no shareholder action is required thereon.

      As of the date of this Proxy Statement, the Company has no knowledge of any business, other than that described herein, which will be presented for consideration at the Annual Meeting. In the event any other business is properly presented at the Annual Meeting, it is intended that the persons named in the accompanying proxy will have authority to vote such proxy in accordance with their judgment on such business.

Shareholder Proposals for 1999 Annual General Meeting of Shareholders

      Shareholders may submit proposals on matters appropriate for shareholder action at the Company's annual general meetings consistent with regulations adopted by the Commission and the Bye-Laws. Proposals intended for inclusion in the proxy statement for the 1999 annual general meeting of shareholders must be received by the Company not later than November 23, 1998. Proposals should be directed to the attention of the Secretary, RenaissanceRe Holdings Ltd., P.O. Box HM 2527, Hamilton HM GX Bermuda.

      In accordance with the Company's Bye-Laws, shareholders of the Company are entitled to vote on proposals to be considered by the Company, as the holder of all outstanding capital shares of Reinsurance, at all general meetings of shareholders of Reinsurance.

                                                                      APPENDIX A

                           CHARTER AMENDMENT PROPOSALS

                                 I. The Company
                                    -----------

Bye-law 12; Proposals 2, 4 and 5
--------------------------------

      If each of Proposal 2, 4 and 5 is adopted by the Company's shareholders, Bye-law 12 will be amended by deleting the existing Bye-law 12 and substituting the following therefor:

            "(a) The business of the Company shall be managed and conducted by a Board of Directors consisting of eleven Directors who shall be elected or appointed at the annual general meetings of the Company; provided, however, that a majority of the Board may determine, in its discretion, to expand the size of the Board to twelve directors. At the annual general meeting when this Bye-law becomes effective, the persons nominated to be elected or appointed as Directors shall be divided into three classes of approximately equal size, designated Class I, Class II and Class III, each consisting initially of such Directors as the Board shall determine; the term of office of those Directors in Class I to expire at the annual general meeting next following such meeting, the term of office of those Directors in Class II to expire at the second annual general meeting following such meeting, and the term of office of those Directors in Class III to expire at the third annual general meeting following such meeting. At each annual general meeting held after such classification and election, Directors shall be elected or appointed for a full three-year term, as the case may be, to succeed those whose terms expire at such meeting. Each Director shall hold office for the term for which he is elected and until his successor is appointed. The shareholders may, at any general meeting, authorize the Board to fill any vacancy on the Board unfilled at a general meeting.


            (b) The only persons who shall be eligible for appointment or election as a Director in accordance with Bye-law 12(a) at any general meeting of the Company shall be persons either (i) for whom a written notice of nomination signed by not less than twenty
            Members   holding  in  the  aggregate  not  less  than  10%  of  the outstanding paid up share capital of the Company at that time has been delivered to the registered office of the Company for the attention of the Secretary not less than sixty days prior to the scheduled date of such general meeting or any adjournment thereof, or (ii) who have been approved for such purpose by the Board and identified in the Notice of such general meeting or by way of note or other document sent to the Members not less than five days prior to the scheduled date of such general meeting. A shareholder's notice pursuant to (i) above shall set forth (x) as to each person whom the shareholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (the "Proxy Filings"); and (y) as to the shareholder giving the notice: (i) the name and record address of such shareholder; (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such shareholder; (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person (including his name and address) pursuant to which the nomination(s) are to be made by such shareholder; (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such shareholder that would be required to be disclosed in a Proxy Filing. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure."


If Proposal 5 is not adopted by the Company's shareholders, subparagraph (b) above shall not be added to Bye-law 12.

If Proposal 2 is adopted by the Company's shareholders but Proposal 4 is not adopted, the first sentence of subparagraph (a) of Bye-law 12 above shall read:

            "The Board shall consist of not less than two Directors or such number in excess thereof as the Members may from time to time determine at the annual general meeting or at any special general meeting called for the purpose and who shall hold office until their successors are elected or appointed."

If Proposal 4 is adopted by the Company's shareholders but Proposal 2 is not adopted, the text of subparagraph (a) of Bye-law 12 above shall be as follows:

            "(a) The business of the Company shall be managed and conducted by a Board of Directors consisting of eleven Directors who shall be elected or appointed at the annual general meetings of the Company; provided, however, that a majority of the Board may determine, in its discretion, to expand the size of the Board to twelve. The Directors shall be elected at each annual general meeting or at any special general meeting called for the purpose and shall hold office until the next annual general meeting or until their successors are elected or appointed."

Bye-law 15; Proposal 3
----------------------

If Proposal 3 is adopted by the Company's shareholders, Bye-law 15 will be amended by deleting the entirety of the existing Bye-law 15 and substituting the following therefor:

            "(a) The Members shall not be entitled to remove a Director other than for cause.

            (b) Subject to subparagraph (a) of this Bye-law, the Members may, at any special general meeting convened and held in accordance with these Bye-laws, upon the affirmative vote of the holders of not less than 66-2/3% of the voting rights attached to all issued and outstanding capital shares of the Company, remove a Director for cause provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 60 days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for such Director's removal.

            (c) A vacancy on the Board created by the removal of a Director under the provisions of subparagraph (b) of this Bye-law may be filled by the Members at the meeting at which such Director is removed. A Director so appointed shall hold office until the expiration of the term of the Director so removed or until such new Director's successor is elected or appointed or such new Director's office is otherwise vacated and, in the absence of such election or appointment, the Members may authorize the Board to fill any vacancy."

Bye-law 16; Proposals 2 and 3
-----------------------------

If Proposal 2 is adopted by the Company's shareholders, Bye-law 16 shall be amended by adding the following sentence to subparagraph (a) thereof:

            "A Director so appointed shall hold office until the annual general meeting at which such Director's predecessor's term would have expired or until such Director's successor is elected or appointed or such Director's office is otherwise vacated."

If Proposal 3 is adopted, Bye-law 16 shall be further amended by deleting from where they presently appear in subparagraph (c)(i) of Bye-law 16 the words "is removed from office pursuant to these Bye-laws or".

Bye-law 32; Proposal 6
----------------------

If Proposal 6 is adopted by the Company's shareholders, Bye-law 32 shall be amended by adding the following sentence:

            "Notwithstanding any other provisions of these Bye-laws, in addition to any other applicable requirements, in order for a resolution to be properly moved by shareholders in accordance with the Act and these Bye-laws at an annual general meeting of shareholders where such business is not brought by or at the direction of the Board, such resolution may be introduced by such shareholders at such meeting only if prior written notice thereof is given by such shareholders to the Secretary of the Company at the Company's registered office setting forth as to each matter such shareholders propose to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and record address of such shareholder; (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such shareholder; (iv) a description of all arrangements or understandings between such shareholder and any other person (including his or her name and address) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. The Chairman of an annual general meeting may, if the facts warrant, determine and declare that any business was not properly brought before the meeting and such business will not be transacted."

Bye-law 35; Proposal 7
----------------------

If Proposal 7 is adopted by the Company's shareholders, Bye-law 35 shall be amended by adding the following sentence:

            "Notwithstanding any other provisions of these Bye-laws, not less than 60 nor more than 90 days notice shall be given of any special general meeting properly requisitioned by shareholders in accordance with the Act and these Bye-laws holding at least 10% of the outstanding paid up share capital of the Company."

Bye-law 43; Proposals 3 and 9
-----------------------------

If Proposals 3 and 9 are adopted by the Company's shareholders, Bye-law 43 shall be amended by renumbering subparagraph (b)(3) as (b)(4) and inserting a new subparagraph (b)(3) as follows:

            "(3) Notwithstanding any other provisions of these Bye-laws to the contrary, a Director may only be removed for cause, and Bye-laws 12, 15, 32, 35, 43(b)(3) and 46A may, in each case, only be amended or repealed in a general meeting upon the affirmative vote of 66-2/3% of the voting rights attached to all of the issued and outstanding capital shares of the Company."


If Proposal 9 is adopted by the Company's shareholders but Proposal 3 is not adopted, Bye-law 43 shall be amended by renumbering subparagraph (b)(3) as
(b)(4) and inserting a new subparagraph (b)(3) as follows:

            "(3) Notwithstanding any other provisions of these Bye-laws to the contrary, Bye-laws 12, 15, 32, 35, 43(b)(3) and 46A may, in each case, only be amended or repealed in a general meeting upon the affirmative vote of 66-2/3% of the voting rights attached to all of the issued and outstanding capital shares of the Company."

If Proposal 3 is adopted by the Company's shareholders but Proposal 9 is not adopted, Bye-law 43 shall be amended by renumbering subparagraph (b)(3) as
(b)(4) and inserting a new subparagraph (b)(3) as follows:

            "(3) Notwithstanding any other provisions of these Bye-laws to the contrary, a Director may only be removed for cause in a general meeting upon the affirmative vote of 66-2/3% of the voting rights attached to all of the issued and outstanding capital shares of the Company."


Bye-law 46A; Proposal 8
-----------------------

If Proposal 8 is adopted by the shareholders, the Bye-laws will be amended by adding as new Bye-law 46A the following:

            "Notwithstanding anything else in these Bye-laws to the contrary:

            (a) Other than as provided herein, no Person other than a Permitted Person shall be permitted to own or control shares in the Company (including as a result of the repurchase of shares by the Company) to the extent that such holder or any other Person will be considered to own or control Controlled Shares (as defined below), as the Board may determine in its sole discretion, which represent in excess of 9.9% of the voting rights attached to all of the issued and outstanding capital shares of the Company, nor shall any Person be permitted to own or control Controlled Shares if the result thereof would be to render such Person or any other Person other than a Permitted Person a Ten Percent Shareholder. In accordance with the foregoing, the Company may decline to recognize any transfer of its capital shares (including its public shares) if such transfer, in the discretion of the Board, would cause the transferee or any other Person (other than a Permitted Person) to own or control Controlled Shares representing more than 9.9% of the voting rights attached to all of the issued and outstanding capital shares of the Company.

            (b) To the extent that, for any reason whatsoever and by any means howsoever, a Person other than a Permitted Person, whether or not an existing Member of the Company, shall be deemed by the Board in its sole discretion to own or control Controlled Shares which represent in excess of 9.9% of the voting rights attached to all of the issued and outstanding capital shares of the Company, then all shares which such person may Own or Control which carry in excess of 9.9% of all of the issued and outstanding capital shares of the Company shall carry no voting rights whatsoever, and shall be discounted in respect of such Member for the purpose of the calculation of any vote which may or which is required to be taken at any general meeting of the Company for any purpose. The Controlled Shares of such Member which represent in excess of 9.9% of the voting rights attached to all of the issued and outstanding capital shares of the Company shall be allocated for voting purposes to all the other Members of the Company pro rata to the common shareholdings of such other Members; provided, however, that no other Member other than a Permitted Person shall be allocated voting rights pursuant to this sentence if to do so would render such other Member a Ten Percent
            Shareholder. In the event that a reallocation of voting rights pursuant to this Bye-law would result in the creation of additional Ten Percent Shareholders, the reallocation to be made shall only be made to such Members (other than Permitted Persons) who, after the re-allocation, would not be Ten Percent Shareholders. Notwithstanding the foregoing, after having applied the provisions hereof as best as it considers reasonably practicable, the Board may make such adjustments to the voting rights conferred by the Controlled Shares of any Person (other than a Permitted Person) that the Board shall consider fair and reasonable under all the applicable facts and circumstances to ensure that such Controlled Shares represent no more than 9.9% of the aggregate voting rights of all of the outstanding capital shares of the Company at any time.

            (c) With respect to Bye-Law 46A(a) and (b), such provisions shall not operate unless there are at least eleven (11) Members of the Company.

            (d) Notwithstanding anything to the contrary in this Bye-law 46A, the Board may waive the restrictions set forth in this Bye-law 46A, on a case by case basis, in its sole and absolute discretion. Further, the Board may designate the Company's Chief Executive
            Officer to exercise its authority to decline to register transfers or to limit voting rights as described above, or to take any other action, for as long as such officer is also a director.

            (e) The Board may, by notice in writing, require any Member or prospective acquiror of capital shares of the Company (including its publicly held capital shares) to provide, within not less than ten
            (10) business days, complete and accurate information to the Company's registered office or such other place as the Board may reasonably designate, information including: (i) the number of capital shares of the Company in which such Person is legally or beneficially interested; (ii) the Persons who are beneficially interested in capital shares of the Company in respect of which such Person is the registered holder; (iii) the relationship, association or affiliation of such Person with any other Member or Person whether by means of common control or ownership or otherwise; or
            (iv) any other facts or matters which the Board may consider relevant to the determination of the number of Controlled Shares attributable to any Person. If any Member or prospective acquiror of capital shares of the Company does not respond to any notice given pursuant to this Bye-law within the time specified in such notice, or the Board shall have reason to believe that any information provided in relation thereto is incomplete or inaccurate, the Board may determine in its sole and absolute discretion that the votes attaching to any capital shares of the Company registered in the name of such Member or prospective acquiror shall be disregarded for all purposes until such time as a response (or additional response) to such notice reasonably satisfactory to the Board has been received as specified therein.

            (f) One of the purposes of the 9.9% limitation set forth in this Bye-law is to seek to lessen the likelihood the Company will be characterized as a foreign personal holding company or as a controlled foreign corporation within the meaning of the Internal Revenue Code of 1986 of the United States, as amended. Nevertheless, the Board will not be liable to the Company, its shareholders or any other person whatsoever for any errors in judgment made by it in interpreting or enforcing this Bye-law or in granting any waiver or waivers to the foregoing restrictions in any case so long as the Board shall have acted in good faith.

            (g) The restrictions on transfer authorized by this Bye-law 46A shall not be imposed in any circumstances in a way that would interfere with the settlement of trades or transactions in the Common Shares entered into through the facilities of the New York Stock Exchange, Inc.; provided, however, that the Company may decline to register transfers in accordance with these Bye-laws or resolutions of the Board after a settlement has taken place.

            (h) For purposes of this Bye-law 46A, the following terms shall have the following respective meanings:

            "Controlled Shares" in reference to any Person means: (i) all capital shares of the Company that such Person is deemed to own directly, indirectly or by attribution (within the meaning of Section 958 of the United States Internal Revenue Code of 1986, as amended) and (ii) all capital shares of the Company directly, indirectly or beneficially owned by such person within the meaning of section 13(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") (including any shares owned by a "group" of persons as so defined and including any shares that would otherwise be excluded by section 13(d) of the Exchange Act).

            "Permitted Person" means any of (i) Warburg, Pincus Investors, L.P., PT Investments, Inc. or United States Fidelity and Guaranty Company, or any of their respective affiliates; (ii) any person who directly or indirectly shall purchase and retain Controlled Shares from a Permitted Person representing more than 5.0% of the voting rights attached to all of the issued and outstanding capital shares of the Company; (iii) any person who shall purchase and retain Controlled Shares in a single transaction from any of Warburg, Pincus Investors, L.P., PT Investments, Inc., or United States Fidelity and Guaranty Company, or any of their respective affiliates (or from any combination of such Persons) representing in the aggregate more than 5.0% of the voting rights of all of the issued and outstanding capital shares of the Company; or (iv) any such other Person as the Board may designate, in its discretion, from time to time.

            "Person" means an individual, a partnership, a joint-stock company, a corporation, a trust or unincorporated organization, a limited liability company or a government or an agency or political subdivision thereof.

            "Ten Percent Shareholder" means a person who the Board determines, in its sole and absolute discretion, owns or controls Controlled Shares representing more than 9.9% of the total voting rights of all of the issued and outstanding capital shares of the Company."

Bye-law 50; Proposal 10
-----------------------

If Proposal 10 is adopted by the Company's shareholders, Bye-law 50 will be amended by deleting from where they presently appear in subparagraph (a) of Bye-law 50 the words "100 million common shares" and replacing them with the words "225 million common shares".

                                II. Reinsurance.
                                    ------------

Reinsurance Bye-law 12; Proposals 14 and 15
-------------------------------------------

If each of Proposal 14 and 15 are adopted by the Company's shareholders, Bye-law 12 of the Reinsurance Bye-laws will be amended by deleting the existing Bye-law 12 and substituting the following therefor:

            "The business of the Company shall be managed and conducted by a Board of Directors consisting of eleven Directors who shall be elected or appointed at the annual general meetings of the Company; provided, however, that a majority of the Board may determine, in its discretion, to expand the size of the Board to twelve. At the annual general meeting when this Bye-law becomes effective, the persons nominated to be elected or appointed as Directors shall be divided into three classes of approximately equal size, designated Class I, Class II and Class III, each consisting initially of such Directors as the Board shall determine; the term of office of those Directors in Class I to expire at the annual general meeting next following such meeting, the term of office of those Directors in Class II to expire at the second annual general meeting following such meeting, and the term of office of those Directors in Class III to expire at the third annual general meeting following such meeting. At each annual general meeting held after such classification and election, Directors shall be elected or appointed for a full three year term, as the case may be, to succeed those whose terms expire. Each Director shall hold office for the term for which he is elected and until his successor is appointed. The shareholders may, at any general meeting, authorize the Board to fill any vacancy on the Board unfilled at a general meeting."

If Proposal 15 is adopted by the Company's shareholders but Proposal 14 is not adopted, the first sentence of Bye-law 12 of the Reinsurance Bye-laws shall read:

            "The Board shall consist of not less than two Directors or such number in excess thereof as the Members may from time to time determine at the annual general meeting or at any special general meeting called for the purpose and who shall hold office until their successors are elected or appointed."

If Proposal 14 is adopted by the Company's shareholders but Proposal 15 is not adopted, the text of Bye-law 12 of the Reinsurance Bye-laws shall be as follows:

            "(a) The business of the Company shall be managed and conducted by a Board of Directors consisting of eleven Directors who shall be elected or appointed at the annual general meetings of the Company; provided, however, that a majority of the Board may determine, in its discretion, to expand the size of the Board to twelve. The Directors shall be elected at each annual general meeting or at any special general meeting called for the purpose and shall hold office until the next annual general meeting or until their successors are elected or appointed."

                               Form of Proxy Card

                           RenaissanceRe Holdings Ltd.

               This Proxy is solicited on behalf of ReniassianceRe Holdings Ltd. in connection with its Annual General Meeting of Shareholders to be held on May 5, 1998.


     The undersigned shareholder of ReniassanceRe Holdings Ltd. (the "Company") hereby appoints John M. Lummis and John D. Nichols, Jr., and each of them, as proxies, each with the power to appoint his substitute, and authorizes them to represent and vote as designated in this Proxy, all of the common shares, diluted voting class I common shares and diluted voting class II common shares, $1.00 par value each per share (collectively, the "Common Shares"), of the Company held of record by the undersigned shareholder on February 20, 1998 at the Annual General Meeting of Shareholders of the Company to be held on May 5, 1998, and at any adjournment or postponement thereof, with all powers which the undersigned would possess if personally present, with respect to the matters listed on this Proxy. In their discretion, the proxies are authorized to vote such Common Shares upon such other business as may properly come before the Annual General Meeting.


     THE  SUBMISSION  OF THIS  PROXY IF  PROPERLY  EXECUTED  REVOKES  ALL  PRIOR
PROXIES.


     IF THIS PROXY IS EXECUTED AND RETURNED BUT NO INDICATION IS MADE AS TO WHAT ACTION IS TO BE TAKEN, IT WILL BE DEEMED TO CONSTITUTE A VOTE IN FAVOR OF EACH OF THE PROPOSALS SET FORTH ON THIS PROXY.


------
  x    PLEASE MARK VOTES AS
------ IN THIS EXAMPLE


                                            For          With-hold      For All
                                                                        Except


1. To  elect  the  11  nominees   (the       [ ]           [ ]           [ ]
   "Nominees")  listed  below  to  the
   Board of  Directors  of the Company
   (the  "Board")  to  serve:  (i)  if
   Proposal  2 below is adopted at the
   Annual   Meeting,   for  the  terms
   indicated     and    until    their
   successors  are  duly  elected  and
   qualified,  as follows: (x) four of
   the eleven directors to serve until
   the Company's  1999 annual  general
   meeting of shareholders;  (y) three
   of the  eleven  directors  to serve
   until  the  Company's  2000  annual
   general  meeting  of  shareholders;
   and   (z)   four   of  the   eleven
   directors   to  serve   until   the
   Company's   2001   annual   general
   meeting of shareholders; or (ii) if
   Proposal  2 below  is not  adopted,
   until  the  Company's  1999  annual
   general  meeting of shareholders or
   until  their  successors  shall  be
   elected and qualified.




If you do not wish your shares voted "FOR" a particular Nominee, mark the "For All Except" box and strike a line through the Nominee(s) name. Your shares will be voted for the remaining Nominee(s).

    Class I Directors:       Class II Directors:          Class III Directors:
    ------------------       -------------------          --------------------

    Edmund B. Greene         Thomas A. Cooper            Arthur S. Bahr
    Scott E. Pardee          Kewsong Lee                 Dan L. Hale
    John Sweeney             James N. Stanard            Gerald L. Igou
    David A. Tanner                                      Howard H. Newman


                                            For        Against          Abstain

2.  To amend the Company's  Bye-Laws to     [ ]          [ ]             [ ]
    provide for a  classified  Board of
    Directors.


                                            For        Against          Abstain

3.  To amend the Company's  Bye-laws to     [ ]          [ ]             [ ]
    provide  that   Directors   may  be
    removed  only  for  cause  upon the
    affirmative  vote of the holders of
    not less than 66-2/3% of the voting
    power  attached  to all  issued and
    outstanding  capital  shares of the
    Company entitled to vote thereon.


                                          For        Against          Abstain

4. To amend  the  Bye-laws  to fix the    [ ]         [ ]               [ ]
   size  of  the   Board   at   eleven
   directors,  and  to  authorize  the
   Board, at its discretion, to expand
   the  size of the  Board  to  twelve
   directors    and   to   fill    any
   additional position so created.



                                           For        Against          Abstain

5.  To amend the Company's  Bye-Laws to    [ ]         [ ]               [ ]
    provide that shareholders of record
    may  nominate  persons for election
    as director at an annual or special
    general   meeting  of  shareholders
    only if prior written notice signed
    by no  less  than  20  shareholders
    holding in the  aggregate  not less
    than 10% of the outstanding paid up
    share   capital   of  the   Company
    stating such  shareholders'  intent
    to make  such  nomination  has been
    given  to  the   Secretary  of  the
    Company:  (a)  in  the  case  of an
    annual  general  meeting,  not less
    than 60 days nor more  than 90 days
    prior  to the  anniversary  date of
    the  immediately  preceding  annual
    general  meeting  of  shareholders;
    and (b) in the  case  of a  special
    general   meeting  called  for  the
    purpose of electing directors,  not
    later than the close of business on
    the tenth day  following the day on
    which  notice  of the  date  of the
    special  general meeting was mailed
    or public disclosure of the date of
    the  special  general  meeting  was
    made, whichever first occurs.

                                            For        Against          Abstain

6.  To amend the Company's  Bye-Laws to     [ ]         [ ]              [ ]
    provide  that  for  business  to be
    properly    introduced    by    the
    shareholders  at an annual  general
    meeting  where such business is not
    brought by or at the  direction  of
    the Board, in addition to any other
    applicable  requirements,  only  if
    written notice  thereof  containing
    certain   prescribed    information
    concerning    such    proposal   is
    deposited with the Secretary of the
    Company       by       shareholders
    representing at least one-twentieth
    of the Company's outstanding voting
    rights  or  constituting  not  less
    than 100 persons at least six weeks
    prior  to the  date  of the  annual
    general meeting.

                                           For        Against          Abstain

7. To amend the Company's  Bye-Laws to     [ ]          [ ]              [ ]
   provide  that not less  than 60 nor
   more than 90 days  notice  shall be
   given of a special  general meeting
   properly      requisitioned      by
   shareholders  holding  at least 10%
   of the  outstanding  paid up  share
   capital of the Company.


                                           For        Against          Abstain

8.  To amend the Company's  Bye-Laws to    [ ]          [ ]              [ ]
    prohibit  holders of the  Company's
    capital shares,  other than certain
    exempted persons, from obtaining or
    exercising  more  than  9.9% of the
    voting power attached to all of the
    issued  and   outstanding   capital
    shares of the Company.

                                            For        Against          Abstain

9.  To amend the Company's  Bye-Laws to     [ ]          [ ]             [ ]
    require the affirmative  vote of at
    least  66-2/3%  of the  outstanding
    voting power attached to all issued
    and  outstanding  capital shares of
    the   Company   entitled   to  vote
    thereon  to amend,  repeal or adopt
    any provision inconsistent with any
    of  Proposals 2, 3, 4, 5, 6, 7 or 8
    and the amendment  contemplated  by
    this Proposal.

                                             For        Against          Abstain

10.  To amend the  Company's  Memorandum     [ ]         [ ]              [ ]
     of   Association  to  increase  the
     Company's  authorized capital to an
     aggregate  of  325,000,000  shares,
     consisting  of  225,000,000  Common
     Shares and  100,000,000  Preference
     Shares,  in order to facilitate the
     potential  adoption by the Board in
     the future of a shareholder  rights
     plan.

                                           For        Against          Abstain

11.  To  consider,  and if thought  fit,   [ ]         [ ]               [ ]
     approve   an   amendment   to   the
     RenaissanceRe Holdings Ltd. Amended
     and Restated Non-Employee Directors
     Stock Plan (the  "Directors  Plan")
     which would  increase the number of
     authorized   shares  available  for
     issuance  thereunder  from  100,000
     Common  Shares  to  200,000  Common
     Shares,  and to  provide  that  any
     shares  which  are  tendered  to or
     withheld by the  Company  under the
     Directors  Plan in connection  with
     the  exercise  of  options  granted
     thereunder   or  the   payment   of
     related   withholding  taxes  shall
     again  become  available  for grant
     thereunder.


                                           For        Against          Abstain

12. To  appoint  the  firm  of  Ernst &    [ ]          [ ]              [ ]
    Young to  serve as the  independent
    auditors  of the  Company  for  the
    1998    fiscal   year   until   the
    Company's   1999   annual   general
    meeting  of  shareholders   and  to
    refer  the   determination  of  the
    auditors'   remuneration   to   the
    Board.


                                           For        With-hold        For All
                                                                       Except

13. In  accordance  with the  Company's    [ ]           [ ]            [ ]
    Bye-Laws,  to vote on a proposal to
    be  considered  by the Company,  as
    the   holder  of  all   outstanding
    capital   shares   of   Renaissance
    Reinsurance  Ltd.  ("Reinsurance"),
    to  elect   eleven   directors   of
    Reinsurance   to   serve:   (i)  if
    Proposal 14 below is adopted at the
    Annual   Meeting,   for  the  terms
    indicated     and    until    their
    successors  are  duly  elected  and
    qualified,  as follows: (x) four of
    the eleven directors to serve until
    the Reinsurance 1999 annual general
    meeting of shareholders;  (y) three
    of the  eleven  directors  to serve
    until the  Reinsurance  2000 annual
    general  meeting  of  shareholders;
    and   (z)   four   of  the   eleven
    directors   to  serve   until   the
    Reinsurance   2001  annual  general
    meeting of shareholders; or (ii) if
    Proposal 14 below is not adopted at
    the  Annual   Meeting,   until  the
    Reinsurance   1999  annual  general
    meeting  of  shareholders  or until
    their  successors  shall be elected
    and qualified.

If you do not wish your shares voted "FOR" a particular Nominee, mark the "For All Except" box and strike a line through the Nominee(s) name. Your shares will be voted for the remaining Nominee(s).

      Class I Directors:         Class II Directors:        Class III Directors:
      ------------------         -------------------        --------------------

       Edmund B. Greene           Thomas A. Cooper          Arthur S. Bahr
       Scott E. Pardee            Kewsong Lee               Dan L. Hale
       John Sweeney               James N. Stanard          Gerald L. Igou
       David A. Tanner                                      Howard H. Newman


                                          For       Against           Abstain

14. In  accordance  with the  Company's   [ ]         [ ]              [ ]
    Bye-Laws,  to vote on a proposal to
    be  considered  by the Company,  as
    the   holder  of  all   outstanding
    capital shares of  Reinsurance,  to
    amend the  Reinsurance  Bye-Laws to
    provide for a  classified  board of
    directors   of   Reinsurance   (the
    "Reinsurance Board").



                                           For       Against           Abstain

15. In  accordance  with the  Company's    [ ]         [ ]               [ ]
    Bye-Laws,  to vote on a proposal to
    be  considered  by the Company,  as
    the   holder  of  all   outstanding
    capital shares of  Reinsurance,  to
    amend the  Reinsurance  Bye-Laws to
    fix  the  size  of the  Reinsurance
    Board at  eleven  directors  and to
    authorize the Reinsurance Board, at
    its discretion,  to expand its size
    to   twelve   and   to   fill   any
    additional position so created.


                                           For       Against           Abstain

16. In  accordance  with the  Company's    [ ]         [ ]               [ ]
    Bye-Laws,  to vote on a proposal to
    be  considered  by the Company,  as
    the   holder  of  all   outstanding
    capital shares of  Reinsurance,  to
    appoint   Ernst  &  Young   as  the
    independent auditors of Reinsurance
    for the 1998  fiscal  year to serve
    until  the  1999   annual   general
    meeting    of    shareholders    of
    Reinsurance  and  to  refer  to the
    Reinsurance Board the determination
    of the auditors' remuneration.

                                           For       Against           Abstain

17. In  accordance  with the  Company's    [ ]         [ ]               [ ]
    Bye-Laws,  to vote on a proposal to
    amend the Memorandum of Association
    of   Reinsurance  to  increase  the
    minimum issued and fully paid share
    capital   of   Reinsurance   to  $1
    million.



        THE BOARD OF DIRECTORS OF RENAISSANCERE HOLDINGS LTD. UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES AND EACH OF
                           THE PROPOSALS LISTED ABOVE.



---------------------------------------------
 PLEASE VOTE, DATE AND SIGN THIS PROXY BELOW
 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
---------------------------------------------

Please  sign  your  name  or  names
exactly as it appears on your share
certificate(s).   When  signing  as
attorney, executor,  administrator,
trustee,   guardian  or   corporate
executor,  please  give  your  full
title as such. For joint  accounts,
all co-owners should sign.
------------------------------------------
Please be sure to sign and date
      this Proxy.                   Date
-------------------------------- ---------


 Shareholder sign here       Co-owner sign here
-------------------------   --------------------

                                                                      APPENDIX B
                                                                      ----------


                          NON-EMPLOYEE DIRECTORS PLAN

                              AMENDED AND RESTATED
                           RENAISSANCERE HOLDINGS LTD.
                        NON-EMPLOYEE DIRECTOR STOCK PLAN
                        --------------------------------

                  SECTION 1. PURPOSE. RenaissanceRe Holdings Ltd., a Bermuda company (the "Company"), hereby adopts the Amended and Restated RenaissanceRe Holdings Ltd. Non-Employee Director Stock Plan (the "Plan"), subject to the approval of the Company's shareholders. The purpose of the Plan is to provide an incentive to the Participants (defined below) (i) to join and remain in the service of the Company, (ii) to maintain and enhance the long-term performance and profitability of the Company and (iii) to acquire a financial interest in the success of the Company. The Plan shall become effective upon the date of its approval by the requisite vote of the Company's shareholders (the "Effective Date").

                  SECTION 2. ELIGIBILITY. Members of the Company's Board of Directors (the "Board") who are not employees of (i) the Company, (ii) any of the Investors (as defined below), or (iii) any of their respective affiliates, will be granted awards pursuant to the provisions of the Plan (a "Participant or Participants"). The "Investors" shall mean and include each of (i) Warburg, Pincus Investors, L.P., (ii) PT Investments, Inc., (iii) GE Private Placement Partners I-Insurance, Limited Partnership and (iv) United States Fidelity and Guaranty Company. For purposes of the Plan, an "Affiliate" of an entity shall mean any entity directly or indirectly controlling, controlled by, or under common control with such entity. Any Participant who terminates service as a director of the Company shall automatically cease participation in the Plan as of the date of his or her termination.

                  SECTION 3. ADMINISTRATION.

                  3.1 The Board. The Plan shall be administered by the Board.

                  3.2 Board  Authority.  The Board shall have the  authority to:
(i) exercise all of the powers granted to it under the Plan, (ii) construe, interpret and implement the Plan, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, (iv) make all determinations necessary in administering the Plan and (v) correct any defect, supply any omission, and reconcile any inconsistency in the Plan.

                  3.3 Binding Determinations. The determination of the Board on all matters within its authority relating to the Plan shall be conclusive.

                  3.4 No Liability. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

                  SECTION 4. SHARES SUBJECT TO PLAN

                  4.1 Shares. Awards under the Plan shall be for Common Shares, $1.00 par value, of the Company and any other shares into which such shares shall thereafter be changed by reason of merger, reorganization, recapitalization, consolidation, split-up, combination of shares, or similar event as set forth in and in accordance with this Section 4 (the "Shares").

                  4.2 Shares Available for Awards. Subject to Section 4.3 (relating to adjustments upon changes in the Company's capitalization), as of any date the total number of Shares with respect to which awards may be granted under the Plan shall be equal to the excess (if any) of (i) 200,000 Shares, over
(ii) the sum of (A) the number of Shares subject to outstanding awards granted under the Plan, and (B) the number of Shares previously transferred pursuant to awards granted under the Plan. In accordance with (and without limitation upon) the preceding sentence, Shares covered by awards granted under the Plan which expire or terminate for any reason whatsoever shall again become available for awards under the Plan. In addition, any shares which are tendered to or withheld by the Company in connection with the exercise of Options or the payment of withholding taxes shall again become available for awards under the Plan. Shares granted under the Plan shall be authorized and unissued common shares of the Company.

                  4.3 Adjustments upon Certain Changes. In the event of any merger, reorganization, recapitalization, consolidation, sale or other distribution of substantially all of the assets of the Company, any stock dividend, stock split, spin-off, split-up, distribution of cash, securities or other property by the Company, or other change in the Company's corporate structure affecting the Shares, then the Board shall substitute or adjust as it determines to be equitable in order to prevent dilution or enlargement of the benefits or potential benefits intended to be awarded under the Plan: (i) the aggregate number of Shares reserved for issuance under the Plan, (ii) the number of Shares subject to outstanding awards and
(iii) the amount to be paid by Participants or the Company, as the case may be, with respect to any outstanding awards.

                  SECTION 5. AWARDS UNDER THE PLAN. Each Participant shall automatically be granted non-discretionary awards under the Plan in the form of
(i) "Director Shares" and (ii) "Options" (as such terms are defined below).

                  SECTION 6. DIRECTOR SHARES

                  6.1 Awards. Each Participant who, as of the date of each annual general meeting of the Company's shareholders, shall continue to serve as a director of the Company after the date of such annual general meeting shall automatically be granted an award of Director Shares in such number as shall be determined by the Board. The Board may also grant Director Shares to Participants from time to time, in such number as it shall determine in its discretion.

                  6.2 Vesting. Director Shares shall either be fully (100%) vested on the grant date or subject to such vesting restrictions as may be established by the Board.

                  6.3 Shareholder Rights. A Participant shall have the right to receive dividends and other rights of a shareholder with respect to awards of Director Shares.

                  6.4 Transferability. Director Shares shall be non-transferable during any period after the grant date that such Shares are subject to vesting restrictions, but shall otherwise be transferable by the Participant, subject to any applicable securities law restrictions.

                  SECTION 7.  OPTIONS.

                  7.1 Awards. As of the date that a Participant first becomes a member of the Board (or such later date as the Board may establish in its discretion), such Participant shall automatically be granted an option to purchase 6,000 Shares (each, an "Option") at a price per Share equal to the Fair Market Value of a Share on the date of grant or as otherwise determined by the Board. Thereafter, as of each subsequent annual general meeting of shareholders, such Participant (so long as he continues to serve as a director of the Company after the date of such subsequent annual general meeting) shall automatically be granted an Option to purchase 2,000 Shares, at a price per Share equal to the Fair Market Value of a Share on the date of grant. The Board may also grant Options to Participants from time-to-time, at such per Share price and in such number as it shall determine in its discretion.

                  7.2 Vesting. All Options granted under the Plan shall either be fully (100%) vested on the date of grant or subject to such vesting restrictions as may be established by the Board.

                  7.3 Option Term. Options granted under the Plan shall be exercisable for a maximum period of 10 years from the date of grant, subject to earlier termination as provided by the Board at the time of grant.

                  7.4 Share Certificates; Transferability. Share certificates representing the Shares covered by Options awarded to a Participant shall be registered in the Participant's name. Options may not be sold, transferred, assigned, pledged or otherwise encumbered by the Participant other than by will or the laws of descent and distribution. At the time a Participant's Options are exercised, a certificate for Shares covered by the Options shall be registered in the Participant's name and delivered to the Participant (or to such Participant's legal representative or designated beneficiary in the event of the Participant's death).

                  7.5 Shareholder Rights. The Participant shall have no rights as a shareholder of Shares covered by Options until the time such Options are exercised and certificates for Shares covered by such Options are registered in the Participant's name as provided in Section 7.4.

                  7.6 Exercise of Options. Options granted under the Plan may be exercised by written notice to the Company in such form as the Board may designate, accompanied by full payment of the exercise price therefor. The exercise price may be paid (i) in cash or cash equivalents, (ii) by tendering previously owned

Shares with a Fair Market Value equal to the exercise price, (iii) pursuant to brokerage arrangements approved by the Board providing for simultaneous exercising of Options and sale of Shares, and (iv) by any combination of such methods. The Board may require that Participants enter into written Option Agreements with the Company setting forth the terms of Option grants.

                  SECTION 8. WITHHOLDING TAXES; RIGHT TO OFFSET. The Company shall be entitled to require as a condition of delivery of any Shares to a Participant hereunder that the Participant remit an amount sufficient to satisfy all foreign, federal, state, local and other governmental withholding tax requirements related thereto (if any) and any or all indebtedness or other obligation of the Participant to the Company or any of its subsidiaries.

                  SECTION 9. PLAN AMENDMENTS AND TERMINATION. The Board may suspend or terminate the Plan at any time and may amend it at any time and from time to time, in whole or in part, provided, that the Board may not, without approval of the Company's shareholders, materially increase the maximum number of Shares which may be issued under the Plan. No termination, modification or amendment of the Plan may adversely affect the rights conferred by outstanding Options or Director Shares without the written consent of the affected Participant. Unless terminated earlier, the Plan will terminate on the tenth anniversary of the

Effective Date and no additional awards may be granted under the Plan after such tenth anniversary.

                  SECTION 10.  MISCELLANEOUS.

                  10.1 Listing, Registration and Legal Compliance. If the Board shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of Shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Board. Without limiting the generality of the foregoing, in the event that (i) the Company shall be entitled under the Plan to make any payment in cash, Shares or both, and (ii) the Board shall determine that a Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, then the Board shall be entitled to determine not to make any payment whatsoever until such Consent shall have been obtained in the manner aforesaid. The term "Consent" as used herein with respect to any Plan Action means (i) the listings, registrations or qualifications in respect thereof upon any securities exchange or under any foreign, federal, state or local law, rule or regulation, (ii) any and all consents, clearances and approvals in respect of a

Plan Action by any governmental or other regulatory body, or (iii) any and all written agreements and representations by a Participant with respect to the disposition of Shares or with respect to any other matter, which the Board shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made.

                  10.2 Right of Discharge Reserved. Nothing in the Plan shall confer upon any Participant the right to serve as a director of the Company or affect any right that the Company or any Participant may have to terminate the Participant's service as a director.

                  10.3 Fair Market Value. For purposes of the Plan, as of any date when the Shares are listed on the NASDAQ National Market system ("NASDAQ-NMS") or listed on one or more national securities exchanges, the "Fair Market Value" of the Shares as of any date shall be deemed to be the mean between the high and low sale prices of the Shares reported on the NASDAQ-NMS or the principal national securities exchange on which the Shares are listed and traded on the immediately preceding business date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Shares are not listed on the NASDAQ-NMS or listed on an exchange, the "Fair Market Value" of the Shares shall mean the amount determined by the Board to be the fair market value based upon a good faith attempt to value the Shares accurately.

                  SECTION 11. GOVERNING LAW. The Plan is deemed adopted, made and delivered in Bermuda and shall be governed by the laws of Bermuda without reference to principles of conflicts of laws.

                  SECTION 12. NOTICES. All notices and other communications hereunder shall be given in writing, shall be personally delivered against receipt or sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery or of mailing, and if mailed, shall be addressed (a) to the Company, at its principal corporate headquarters, Attn:
Chief Financial Officer, and (b) to a Participant, at the Participant's principal residential address last furnished to the Company. Either party may, by notice, change the address to which notice to such party is to be given.

                  SECTION 13. SECTION HEADINGS. The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.